UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2012

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

The stock market, as measured by the American S&P 500 index, has about doubled from the level to which it had fallen in the spring of 2009. Other market indices, in the United States and globally, have risen somewhat more or less, but most are up substantially from their Great Recession lows.

On the other hand, historians and serious students of the market, who tend to define “secular” bear markets in terms of valuation measures such as Price/Earnings ratios rather than simply prices, argue that we have been in such a long-term bear market since early 2000, the peak of the “tech” and Internet bubble.

Surely, the aftermath of the 2007-2010 financial crisis has been quite scary. Many countries are struggling with unsustainable levels of debt; elected governments are abdicating their fiscal responsibilities, leaving central banks to deal with both deflationary and inflationary threats; for corporations and governments alike, access to liquidity is uncertain; Europe is threatening to break down; the United States economy is facing a potentially disastrous fiscal cliff if all the “Bush” tax cuts are allowed to expire at once; and consumers are feeling the pain of de-leveraging almost everywhere.

On the other hand, twelve years of bear market is a long time. By now, courtesy of CNBC, Bloomberg TV and the likes, no one can ignore the world economies’ predicament. While it can’t quite be said yet that stock market investors have capitulated, they have been exiting equity mutual funds and individual shares steadily for months. So, from a purely contrarian perspective, things are becoming more alluring.

I am no market analyst but, in my recollection, major bear markets end either in a selling climax (like 1974) or in an extended attrition (like 1982). No one can say for sure how it will happen this time. But, already, some values are appearing.

In the United States some financially solid companies are selling at low price/earnings ratios and offering dividend yields that are very competitive with quality long-term bonds. In Europe, many companies are suffering of having their share prices labeled in Euros, whereas a majority of their revenues and profits comes from outside Europe. Similar comments could be made about other regions as well, with China’s Shanghai index, for example, still 50% below its peak high as economists debate whether the economy will grow at 6%, 7% or 8%.

We believe that opportunities might become more compelling in coming months.

Faithfully yours,

François Sicart

Chairman

Semi-Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The investment world continues to be buffeted by the sovereign debt storm emanating from Europe. During periods of relative calm on that front, markets have rallied; only to plunge once again as the storm intensifies. These are dangerous times, and for more than just the mutual fund investor. We continue to be impressed with the magnitude of government fiscal and demographic problems, not only in Europe, but all over the developed world, even China. Being unsolvable by the political process, these problems are not about to go away, and we remain convinced that it is the bond market that will eventually play the role of the adult in bringing government borrowing and spending into line with what their respective economies can afford. That is not a pleasant thought and hardly an optimal solution, but the evidence is scant that governments or the general public they represent are willing to take their medicine and scale back the spending and the programs that have brought us to this precarious point. It is very hard to take away from people (voters no less) that which they feel entitled to receive. Nowhere has this been done on any kind of meaningful scale without social unrest and worse.

In an effort to avoid the inevitable, we expect central banks to continue to create money out of thin air, in order to pay for unaffordable government obligations with ever decreasing (in value) paper currencies. This isn’t a bad strategy, given the circumstances, and given the fact that the global deleveraging process has slowed what monetary economists call the velocity of money. Eventually, however, we expect the general public to get wise to the trick and to increase their inflationary expectations, leading to a rise in interest rates and the bond vigilantes’ pillaging of the debt markets. When all this is to happen is not within our power to predict with any degree of accuracy, but it is within our investment horizon, and thus we remain very cautious in our investment strategy.

Large, well-capitalized, dividend paying global companies with dominant market shares and high returns on capital strike me as the best place to weather the ongoing storms. All the more so, because many names in this category are not expensive by historical valuation yardsticks. Higher beta financial names, while quite possibly providing attractive trading opportunities from time to time, do not qualify for this designation, and we have generally avoided them. The large technology companies, other than Apple, consumer staple names and some pharmaceuticals remain our primary holdings along with a menu of well-run cyclical names, industrials as well as commodity producers, which would benefit from a stronger global economy than what markets are currently predicting. Why? Because we might be wrong.

The Fund’s results over the six month period ended April 30, 2012 were generally favorable as investors gained 8.53%. This was a bit disappointing relative to the S&P 500’s very strong 12.77% gain, but not surprising given our general underrepresentation in Financials and the absence of Apple in our portfolio. All but one sector of the fund, Energy, contributed to performance and several of our largest positions had the most significant impact on returns. The top five contributors to performance during the period all meet the criteria mentioned above of high quality dividend paying global companies and included Pfizer, MasterCard, Microsoft, General Electric and Home Depot. On the other side of the coin, with the exception of Newmont Mining which was the largest negative influence, the five names that were the biggest detractors from performance largely were victims of certain aspects of the fears facing the global economy. For instance, Chesapeake Energy and CARBO Ceramics succumbed to declining natural gas prices brought on by a glut of production in the face of a weak U.S. economy, Cliffs Natural Resources declined due to concerns that Chinese demand for iron ore was softening and Banco Santander was impacted by the European sovereign debt crisis. Newmont, however, declined somewhat ironically for the opposite reasons as perceptions of the economy had at the time improved sufficiently to slow the upward price momentum of gold as a safe haven. In some cases, such as Chesapeake, these lower prices presented further opportunity, and we added to our holdings, but in the case of CARBO Ceramics we judged the company was more susceptible to competition than we had previously anticipated and exited the position.

Trading activity was more concentrated on the sell side rather than the buy side as we monetized positions in response to demand for investor liquidity and in a few cases as a result of a change in investment thesis such as Vulcan Materials which received and then rebuffed a hostile takeover proposal. We initiated a number of new holdings including: Baker Hughes, which we believed to be attractively valued with significant opportunity for margin improvement despite

2	April 30, 2012

concerns about the impact of natural gas prices on drilling activity; Xerox, which is very cash generative with a high degree of recurring service revenue but suffers under the misperception that demand for copiers is likely to decline rapidly; and PepsiCo, which we believe will unlock value through the eventual split of its beverage and snack businesses. We also partially swapped Lowes for Home Depot as the former had underperformed and offered more upside than the latter which had approached our price target.

While we remain vigilant on the macroeconomic front in the face of the previously mentioned threats, we continue to look for equities that trade at a significant discount to their intrinsic value utilizing conservative assumptions that reflect our cautious outlook for the global economy.

Lastly, please let me extend our thanks for your continued interest in our Fund.

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

Semi-Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund	-0.88%	17.09%	0.68%	6.40%
Standard & Poor’s 500 Stock Index	4.76%	19.46%	1.01%	4.71%

4	April 30, 2012

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

U.S. equity markets advanced smartly during the first half of the fiscal year ended April 30, 2012. The Tocqueville Opportunity Fund appreciated 13.30%, and outperformed its benchmark (Russell 2500 Growth Index) which gained 11.72%. During the six month period, the large capitalization Standard and Poor’s 500 Index rose 12.77% and outperformed the small capitalization Russell 2000 Index, which gained 11.02%. In the SMID capitalization asset class, value stocks lead the growth issues counterpart as the Russell 2500 Value Index gained 12.32%.

The Consumer/Consumer Discretionary and Technology sectors have continued to hold the #1 and #2 positions with regard to investment weightings on an adjusted basis (from Unclassified), and collectively represent nearly half of the Fund’s investment allocations at 51.5%. Nevertheless, commitments to the top two sectors were reduced slightly over the past six months. We have continued to increase investment in the Health Care sector to approximately 16% of the Fund from under 12% on April 30, 2011. These three sectors represented nearly two-thirds of the Fund’s investments on April 30, 2012. During the period, investments in the Health Care and Consumer Discretionary sectors provided the top and second best performance on both an absolute basis and relative basis. Although sector allocations, other than the increases in Health Care, have remained relatively stable, we have continued to diversify the portfolio with new investment positions. The top 10 and top 25 holdings, as a percentage of the Fund total, have actually declined respectively since October 31, 2011 (16.7% versus 17.7%, and 30.6% versus 33.9%). During the period of increased macro-economic uncertainty and market volatility, the Fund’s diversification strategy has mitigated exposure to individual issue price risk. While the number of “home runs” may have been limited, we believe that containing “concentration” risk has been a critical and successful investment strategy for controlling overall portfolio risks. Measured against a benchmark with in excess of 2000 positions, the Fund’s 50% allocation to the top 50 names could be easily mistaken for being relatively concentrated.

During the six months ended April 30, 2012, four of the top five price leaders were Health Care issues: Pharmasset, Illumina, Alnylam Pharmaceuticals and Incyte. Pharmasset was taken over by Gilead Sciences and Roche made a hostile bid to buy Illumina in January. Equinix, Inc. provided the third best individual stock appreciation during the period with a gain of 71%; Equinix is an owner and provider of data center services and IT services for businesses. When accounting for the combination of weighting and price gain, the leading relative performance for the Fund included two Biotechnology holdings: Pharmasset and Alexion Pharmaceuticals. Apple, Facebook and Priceline.com also provided leading relative performance. The Fund also benefitted from merger/acquisition activity. Additional holdings which were taken over included: Success Factors (SAP), GeoResources (Halcon Resources), Gen-Probe (Hologic), Nalco (Ecolab), and Taleo (Oracle). Over the past twelve month period ended April 30, 2012, the Fund has benefitted from 17 takeovers/takeover attempts; the high level of activity has confirmed the considerable attractiveness of smaller capitalization issues as large capitalization companies seek to consolidate companies in order to sustain their own growth rates and competitive advantages as well as utilize their considerable balance sheets, which are cash laden.

While we were pleased with the overall performance during the period, there were several disappointing investments, which impacted the Fund. From a sector standpoint, the Fund’s largest drawdown was attributable to Financial Services; the Fund’s most underweight sector. This sector’s 14+% rally during the period exceeded the Fund’s collective Financial Services holdings’ performance and the Russell 2500 Growth Index as well. Allscripts Healthcare, Deckers Outdoor, and Accretive Health all declined over 50% during the period due to disappointing earnings, management turmoil, and/or legal actions. While the declines were significant, the overall impacts to the Fund were limited to less than 6/10ths of one percent on an absolute basis due to the Fund’s diversification strategy.

Investors will recall that the commencement date of the current fiscal period coincided with the ending of the waterfall correction from July 2011. That swift, severe market decline was driven by uncertainty with U.S. deficit financing and a rapid loss of confidence with the resolve of European decision makers to address the risks of the EU sovereign debt and any associated risks of financial contagion, devaluation or breakup of the EU currency bloc. As we moved into the Fund’s new fiscal year, the combination of extremely negative sentiment and attractive equity valuations

Semi-Annual Report	5

provided the impetus for substantial market gains. Furthermore, the European Central Bank provided a newly supportive, short-term financing and liquidity measure for the banking system—the Long Term Refinancing Operation. Although markets proved rewarding through the end of the first six month period, the European situation has continued to represent the single greatest macro risk confronting investors. Recent election results in Europe have indicated that there is considerable political turmoil and dissatisfaction with current economic reform. Moreover, there is increased concern with recessionary risks and weakness in the Spanish banking system. On the U.S. side, the economy had performed well enough through the end of April—the median price for existing homes in April was +10.1% from a year earlier. The April jobs report was weak and with the warm winter having shifted economic activity to the early months, investors had begun to shift to a less positive view on the sustainability of growth. Moreover, with the U.S. in an election year, investors have become increasingly concerned with the brinkmanship and gridlock over the expiration of tax cuts and the extension of fiscal stimulus which is being referred to as the “fiscal cliff”. We believe headway towards resolution of European and U.S. policy and economic risks will be critical for financial markets from the current price levels. Against these aforementioned headwinds, we will continue to maintain a diversified investment profile and a focus on those opportunities where solid execution is ongoing. As we have witnessed over the past six months, investors gravitate most quickly to invest in those companies with the steady or improved growth rates and leading market share positions. We expect that any near-term volatility will present continued opportunity to initiate or increase investments in such issues. We appreciate very much your ongoing confidence in our efforts on behalf of the Tocqueville Opportunity Fund.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	April 30, 2012

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. On July 1, 2010, a new portfolio management team assumed management of The Tocqueville Small Cap Fund and the Fund’s name and investment strategy changed as of October 12, 2010 (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Opportunity Fund	2.73%	21.72%	2.58%	4.78%
Russell 2500 Growth Total Return Index	-1.61%	23.64%	4.08%	7.26%

Semi-Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2012, global equity markets produced modest gains. Equities advanced during much of the period as the European Central Bank’s LTRO helped to temporarily diffuse investor concerns about a financial meltdown in Europe, while improving macroeconomic data in Japan and the U.S. gave rise to the perception that a global recovery might gain traction. Then in April markets declined as a slowdown in LTRO activity and weak macroeconomic data in Europe caused investors once again to focus on risks, principal among them a possible slowdown in China, deterioration in Spain’s banking system, and a looming fiscal cliff in the U.S. The Tocqueville International Value Fund’s total U.S. dollar return for the period was a loss of 1.18%. In the same period, the Morgan Stanley EAFE Index, the benchmark against which we are most often compared, had a total U.S. dollar return of 2.71%.

During the six months, the European BE 500 index increased by 7.13% in local currency terms, the Japanese Nikkei 225 increased by 7.02% in local currency terms, and the MSCI Asia Pacific ex-Japan increased by 4.21%. The CRB Index of commodity prices declined by 4%, with industrial metals generally declining, gold declining, and agricultural commodities mixed, and oil increasing in value. Among developed equity markets, the U.S. fared well, while northern Europe and Japan made modest gains and southern Europe declined. Emerging markets were mixed, with Latin America and most of Asia up modestly and China down. In terms of sectors, beverages, consumer products and computer services led advances, while energy and telecom equipment declined. Most major currencies declined in value against the U.S. dollar as the market became more convinced about a recovery in the U.S. and fearful of a slowdown elsewhere.

Our holdings produced mixed results during the period, with our best performance coming from consumer related shares in the Asia Pacific region and our worst performance from gold mining shares. Standout positive contributors were Australian business services concern Spotless Group, subject of a takeover offer; Hong Kong broadcast television concern Television Broadcasts; Chinese outdoor advertising company Clear Media; Italian hydraulic equipment maker Interpump; German compact equipment maker Wacker Neuson; and, Japanese industrial conglomerate Hitachi. We had notable losses in Newmont Mining and Barrick Gold, as well as Spanish IT concern Indra Sistemas, Belgian wireless telecom services provider Mobistar and Italian auto parts maker Sogefi.

During the period, we exited positions in UK credit scoring concern Experian, Mexican beverage producer FEMSA, and UK business and construction services concern Interserve, which following strong performance approached our estimates of intrinsic value. We sold French integrated oil producer Total after a gas leak in the North Sea created an unquantifiable liability for the company. We sold Mobistar, where our investment thesis was undercut by a change in competitive conditions that had a negative impact on pricing and profit margins. And we sold Spanish IT services provider Indra Sistemas, where weakening payment terms from government customers undercut our thesis regarding free cash generation. We took new positions in Japanese company Disco, the global leader in chip dicing and wafer grinding equipment and related consumables which was depressed due to worries about the global IT cycle, in French television broadcaster M6, which generates a double digit free cash flow yield in a tepid economic environment, in Japanese footwear maker Asics, which is the global leader in performance running shoes and trades at a marked discount to intrinsic value, and in drug maker Novartis, which has a high free cash yield based on its existing pharma portfolio and where we were not paying much for an attractive pipeline of new products and the eye care franchise.

Developed market equity markets outside the U.S. are trading at very low valuations on a number of cash flow and book value metrics. Emerging markets valuations continue to deflate and are also reaching more attractive levels in absolute terms. There are indeed a number of potentially dangerous risks facing the global economy. Europe is slowing down and could slow further if the EU does not take action to recapitalize its banks, institute labor reforms and growth oriented economic policies, and provide for some form of jointly guaranteed debt issuance. And while the U.S. continues on a path of slow and uneven improvement, the so called fiscal cliff could knock the economy off track unless politicians take action to address spending cuts and tax increases scheduled to take effect in 2013. On the other hand, we think fears relating to China are overdone, and we are on balance sanguine about the skill with which the economy is being managed during a period of political transition as well as transition to a more consumer driven economic model. With sentiment

8	April 30, 2012

generally quite negative, interest rates low and valuations cheap, we think the balance of risks is in our favor. And there is no shortage of interesting stocks to investigate. But we will retain a portion of our cash position so that if a negative scenario develops we are in a position to capitalize on it.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk over the course of an economic cycle.

Respectfully,

James Hunt

Portfolio Manager

Semi-Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 22 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund	-15.54%	14.50%	-1.01%	7.69%
MSCI EAFE Index	-12.38%	12.30%	-4.25%	5.89%

10	April 30, 2012

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the first six months of the 2012 fiscal year, the Tocqueville Gold Fund declined 15.91% vs. declines of 17.34% for the XAU (Philadelphia Stock Exchange Gold/Silver Index), and 2.92% for physical gold. In contrast, the S&P 500 gained 12.77% over this period. Currently, the Fund’s position in physical gold is 7.6% of its net assets and the balance is in shares of mining or processing companies whose principal business is the production of gold and other precious metals, and cash equivalents.

The first half of the fiscal year has been lively, to say the least. The gold market was whipsawed with liquidation selling in December, followed by news in January from the Federal Reserve that interest rates would be exceptionally low into 2014, and finally capped off in February by Fed Chairman Bernanke’s pronouncement that future quantitative easing was unlikely. Gold and precious metals shares meanwhile followed suit as investor sentiment ended the period at extreme lows.

Discouraged investors must be asking what it will take for precious metals shares to break out of their extended funk. We believe that the catalyst will be a move to new highs by gold during the remainder of the year. While this assertion may seem simplistic, the shares have underperformed the metal for an extended period, despite record earnings, cash flow, and dividends. From a contrarian point of view, we believe the stocks are table pounding buys unless the gold price plummets to levels substantially below that of December. We believe such a scenario is highly unlikely.

Against this backdrop, the Fund performed well relative to its benchmark during this period. The top contributors over this period included Gold Resource, European Goldfields, and Franco-Nevada which appreciated 22.1%, 17.6%, and 13.7% respectively. Notable among these was the performance by European Goldfields, which was the subject of an acquisition offer. This is another example of our strategy of investing in earlier stage companies that create value through exploration and development, and may eventually be acquired by a producing company. In contrast, our portfolio also had its share of disappointments during the period. The most notable were Ivanhoe Mines, Newmont, and IAMGOLD, which declined 42.9%, 27.8%, and 41.9% respectively. Despite the lackluster performance, we continue to believe that these companies will be able to deliver shareholder value over time.

Gold stocks are, in our view, demonstrably cheap and offer value comparable to the bottom in 2008. The ratio of the XAU to the price of gold is actually lower than at the historic low. Based on steadily rising inflation, negative real interest rates, the worsening sovereign debt crisis in Europe, and the prospect of further debt monetization by the Fed past the scheduled end of “Operation Twist” on June 30, or the likelihood of substantially higher interest rates which would stymie the feeble economic recovery, it would seem that the rationale for gold to surpass its highs of September 2011 is compelling.

Sincerely,

John C. Hathaway

Portfolio Manager

Semi-Annual Report	11

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2003, 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund	-23.90%	27.04%	10.00%	17.91%
Philadelphia Stock Exchange Gold and Silver Index	-24.57%	12.43%	4.85%	9.64%
Standard & Poor’s 500 Stock Index	4.76%	19.46%	1.01%	4.71%

12	April 30, 2012

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2012, the Fund’s net asset value increased 16.25% versus an increase of 11.02% for the Russell 2000 Index (“Russell 2000”) and 12.77% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. The Fund’s net asset value as of April 30, 2012 was $31.21 per share. The net asset value amounted to $1,456,843,629, of which 82.7% was invested in equities, and the balance in treasury bills and cash reserves.

Equities experienced a strong recovery for almost the entire first half of the fiscal year. Investors responded enthusiastically to modest improvement in U.S. economic indicators and to solid corporate earnings. A pause in negative Eurozone related headlines during this period also seemed to calm investors’ nerves and helped drive the market’s upturn. Market volatility was prominent during the first three months of the period but was fairly benign for the last three months.

Industry weighting remains a coincidental result of our bottom-up investment approach. However, we had limited exposure to the energy sector, which benefited our performance relative to the Russell 2000, as it was among the weakest sectors for the period. We also had virtually no exposure to the financial sector, which negatively impacted our relative performance.

Our stock selection was generally positive to our return during the six month period, with our performance in five of the seven sectors in which we had exposure outperforming the corresponding index return. Investments in the industrials sector were most beneficial to performance relative to the Russell 2000, with holdings in materials also contributing favorably. Shares of Solutia Inc. advanced following the announcement of a takeover proposal in late January and the stock was the largest positive contributor to the portfolio’s performance. Ironically, our holdings in Eastman Chemical Company, Solutia’s would be suitor, were up nicely as well and it was the next largest positive contributor to performance. In contrast, Checkpoint Systems and Ferro Corporation were the largest detractors to our performance during the period.

We remain focused on identifying companies where our analytical insight suggests a largely unanticipated improvement in operations. Over the last six months we added a number of new names to the Fund that we believe represent good investment opportunities. For example, we established a position in Acco Brands Corporation, a company with $1.4 billion in sales, focused on products for the office supplies market (staplers, calendars, etc.). In November 2011, the company announced it would combine Acco with the office products business of MeadWestvaco Corporation. We believe that the transaction should be very positive as it is expected to sharply improve earnings to $1+ per share and provide greater clout with their suppliers and customers. Also, free cash flow should be nicely positive which should allow for debt reduction. Another new addition to the Fund during the period is Harsco Corporation, which announced the resignation of its CEO in late February. The company’s infrastructure and metals and mining operations have been underperforming for some time, and we believe that better execution under new management could lead to considerable improvements in both businesses. Looking out a couple of years, we believe that modest but achievable improvements in the operations could lead to a significant improvement in EBITDA.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

Semi-Annual Report	13

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee wiaviers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	-1.49%	23.59%	4.81%	9.38%
Russell 2000 Total Return Index	-4.25%	20.34%	1.45%	6.19%
Standard & Poor’s 500 Stock Index	4.76%	19.46%	1.01%	4.71%

14	April 30, 2012

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2012, the Fund’s net asset value increased 10.60% versus an increase of 12.03% for the Russell 2500 Index (“Russell 2500”) and 11.02% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The Fund’s net asset value as of April 30, 2012 was $12.11 per share. The net asset value amounted to $93,938,492, of which 82.1% was invested in equities with the balance held in treasury bills and cash reserves.

Equities experienced a strong recovery for almost the entire first half of the fiscal year. Investors responded enthusiastically to modest improvement in U.S. economic indicators and to solid corporate earnings. A pause in negative Eurozone related headlines during this period also seemed to calm investors’ nerves and helped drive the market’s upturn. Market volatility was prominent during the first three months of the period but was fairly benign for the last three months.

The Fund’s portfolio is built using a bottom-up approach. We focus intently on valuation and analyze cash flows and attempt to invest at prices that we believe undervalue the underlying franchise. We added several new stocks to the Fund since the start of the fiscal year. For example, we started a position in Avery Dennison Corporation, which designs and manufactures pressure sensitive and self-adhesive materials, retail branding and information tags and labels, and a variety of specialty materials. We believe that the long-term earnings power of the businesses is attractive and that the company should continue to generate ample free cash flow to further reduce debt, fund an annual common dividend and repurchase a substantial number of shares.

The Fund’s portfolio is not constructed with industry allocation targets. However, we were overweight in the industrials and materials sectors which benefited performance. We had no exposure to the energy and utilities sectors, which also helped our relative performance. Conversely, our avoidance of the financial sector negatively impacted our return relative to the Russell 2500.

Our stock selection was mixed during the six month period. Our investments in the industrials and materials sectors outperformed the corresponding index return, while consumer discretionary and information technology holdings underperformed. Solutia Inc. was the largest contributor to our performance, with the shares advancing on an announced takeover proposal from Eastman Chemical Company. In contrast, Summer Infant, Inc. and Checkpoint Systems were the largest detractors to our performance during the period.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

Semi-Annual Report	15

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/02. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2012

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	-7.68%	24.42%	5.01%	9.76%
Russell 2500 Total Return Index	-2.23%	22.13%	2.35%	7.44%
Russell 2000 Total Return Index	-4.25%	20.34%	1.45%	6.19%

16	April 30, 2012

Expense Example—April 30, 2012 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2011-April 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report	17

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period* November 1, 2011 - April 30, 2012
Actual	$1,000.00	$1,085.30	$6.53
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.32

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,133.00	$6.89
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.52

The Tocqueville International Value Fund
Actual	$1,000.00	$988.20	$7.66
Hypothetical (5% return before expenses)	1,000.00	1,017.16	7.77

The Tocqueville Gold Fund
Actual	$1,000.00	$840.90	$5.81
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.37

The Delafield Fund
Actual	$1,000.00	$1,162.50	$6.61
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.17

The Tocqueville Select Fund
Actual	$1,000.00	$1,106.00	$7.07
Hypothetical (5% return before expenses)	1,000.00	1,018.15	6.77

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including extraordinary expenses) of 1.26%, 1.30%, 1.55%, 1.27%, 1.23% and 1.35% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

18	April 30, 2012

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,
			2011	2010	2009	2008	2007
	(unaudited)
Net asset value, beginning of period	$22.23		$21.53	$18.47	$16.39	$28.93	$24.25

Operations:
Net investment income	0.22		0.23	0.32	0.28	0.24	0.18
Net realized and unrealized gain (loss)	1.65		0.80	2.97	2.09	(10.56)	4.53

Total from investment operations (1)	1.87		1.03	3.29	2.37	(10.32)	4.71

Dividends and distributions to shareholders:
Dividends from net investment income	(0.33)		(0.33)	(0.23)	(0.29)	(0.19)	(0.03)
Distributions from net realized gains	—		—	—	—	(2.03)	—

Total dividends and distributions	(0.33)		(0.33)	(0.23)	(0.29)	(2.22)	(0.03)

Change in net asset value for the period	1.54		0.70	3.06	2.08	(12.54)	4.68

Net asset value, end of period	$23.77		$22.23	$21.53	$18.47	$16.39	$28.93

Total return	8.53	%(3)	4.77%	17.95%	14.80%	(38.47)%	19.43%
Ratios/supplemental data
Net assets, end of period (000)	$396,536		$491,541	$489,670	$383,470	$328,609	$523,878
Ratio to average net assets:
Expenses (2)	1.25	%(4)(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (2)	1.34	%(4)	0.98%	1.66%	1.68%	0.94%	0.69%
Portfolio turnover rate	7	%(3)	28%	23%	32%	51%	39%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2012 and $0.002, $0.002, $0.004, $0.009 and $0.002 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(2)	Net of fees waived amounting to 0.03% for the six months ended April 30, 2012 and 0.01%, 0.01%, 0.08%, 0.04% and 0.01% of average net assets for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Not annualized.
(4)	Annualized.
(5)	Including interest expense increases the ratio by 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	19

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,
			2011	2010	2009	2008	2007
	(unaudited)
Net asset value, beginning of period	$14.96		$13.20	$10.78	$9.77	$17.24	$18.04

Operations:
Net investment income (loss)	(0.06)		(0.13)	(0.12)	(0.11)	0.02	0.11
Net realized and unrealized gain (loss)	2.05		1.89	2.54	1.23	(5.67)	1.26

Total from investment operations (1)	1.99		1.76	2.42	1.12	(5.65)	1.37

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	—	(0.01)	(0.12)	—
Distributions from net realized gains	—		—	—	(0.10)	(1.70)	(2.17)

Total dividends and distributions	—		—	—	(0.11)	(1.82)	(2.17)

Change in net asset value for the period	1.99		1.76	2.42	1.01	(7.47)	(0.80)

Net asset value, end of period	$16.95		$14.96	$13.20	$10.78	$9.77	$17.24

Total return	13.30	%(2)	13.33%	22.56%	11.68%	(36.16)%	8.42%
Ratios/supplemental data
Net assets, end of period (000)	$73,653		$46,963	$32,863	$30,498	$36,429	$49,543
Ratio to average net assets:
Expenses	1.30	%(3)	1.36%	1.41%	1.41%	1.35%	1.32%
Net investment income (loss)	(0.92	)%(3)	(1.04)%	(1.08)%	(0.97)%	0.12%	0.63%
Portfolio turnover rate	29	%(2)	110%	104%	62%	169%	90%

(1)	Total from investment operations per share includes redemption fees of less than $0.001 for the six months ended April 30, 2012 and the fiscal years ended October 31, 2011 and 2010, $0.001, $0.005 and $0.001 for the fiscal years ended October 31, 2009, 2008 and 2007, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	April 30, 2012

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,
			2011	2010	2009	2008	2007
	(unaudited)
Net asset value, beginning of period	$12.00		$12.12	$10.48	$8.49	$16.48	$16.72

Operations:
Net investment income	0.07		0.11	0.11	0.10	0.13	0.08
Net realized and unrealized gain (loss)	(0.22)		(0.16)	1.65	2.59	(6.09)	2.25

Total from investment operations (1)	(0.15)		(0.05)	1.76	2.69	(5.96)	2.33

Dividends and distributions to shareholders:
Dividends from net investment income	(0.12)		(0.07)	(0.12)	(0.20)	(0.10)	(0.27)
Distributions from net realized gains	—		—	—	(0.50)	(1.93)	(2.30)

Total dividends and distributions	(0.12)		(0.07)	(0.12)	(0.70)	(2.03)	(2.57)

Change in net asset value for the period	(0.27)		(0.12)	1.64	1.99	(7.99)	(0.24)

Net asset value, end of period	$11.73		$12.00	$12.12	$10.48	$8.49	$16.48

Total return	(1.18	)%(2)	(0.47)%	16.96%	34.04%	(40.82)%	15.29%
Ratios/supplemental data
Net assets, end of period (000)	$224,526		$199,848	$150,103	$131,613	$118,189	$219,220
Ratio to average net assets:
Expenses	1.55	%(3)	1.56%	1.56%	1.62%	1.56%	1.59%
Net investment income	1.37	%(3)	0.99%	1.03%	0.96%	1.07%	0.49%
Portfolio turnover rate	20	%(2)	30%	27%	27%	63%	49%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2012 and $0.010, $0.002, $0.001, $0.001 and $0.002 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	21

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,
			2011	2010	2009	2008	2007
	(unaudited)
Net asset value, beginning of period	$81.97		$82.00	$49.71	$21.77	$64.36	$51.41

Operations:
Net investment loss	(0.23)		(0.67)	(0.58)	(0.45)	(0.57)	(0.30)
Net realized and unrealized gain (loss)	(12.72)		2.25	32.96	29.28	(33.24)	18.52

Total from investment operations (1)	(12.95)		1.58	32.38	28.83	(33.81)	18.22

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	—	—	(0.46)	(0.22)
Distributions from net realized gains	(1.33)		(1.61)	(0.09)	(0.89)	(8.32)	(5.05)

Total dividends and distributions	(1.33)		(1.61)	(0.09)	(0.89)	(8.78)	(5.27)

Change in net asset value for the period	(14.28)		(0.03)	32.29	27.94	(42.59)	12.95

Net asset value, end of period	$67.69		$81.97	$82.00	$49.71	$21.77	$64.36

Total return	(15.91	)%(2)	1.84%	65.22%	135.22%	(59.98)%	38.35%
Ratios/supplemental data
Net assets, end of period (000)	$2,167,211		$2,647,078	$2,199,603	$937,492	$410,857	$1,231,475
Ratios to average net assets:
Expenses	1.27	%(3)	1.25%	1.34%	1.50%	1.43%	1.42%
Net investment income (loss)	(0.59	)%(3)	(0.86)%	(1.11)%	(1.25)%	(1.07)%	(0.81)%
Portfolio turnover rate	4	%(2)	3%	9%	9%	28%	26%

(1)	Total from investment operations per share includes redemption fees of $0.015 for the six months ended April 30, 2012 and $0.102, $0.056, $0.025, $0.027 and $0.028 per share for the fiscal years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	April 30, 2012

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,			January 1, 2009 through October 31,		Years Ended December 31,
			2011	2010		2009		2008		2007
	(unaudited)
Net asset value, beginning of period	$27.21		$26.65	$21.35		$15.10		$24.33		$25.64

Operations:
Net investment income (loss)	(0.02)		(0.08)	(0.00	)(2)	0.03		0.07		0.17
Net realized and unrealized gain (loss)	4.39		0.64	5.32		6.25		(9.23)		1.10

Total from investment operations (1)	4.37		0.56	5.32		6.28		(9.16)		1.27

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	—		(0.03)		(0.07)		(0.16)
Distributions from net realized gains	(0.37)		—	—		—		(0.00	)(2)	(2.42)
Return of capital	—		—	(0.02)		(0.00	)(2)	(0.00	)(2)	—

Total dividends and distributions	(0.37)		—	(0.02)		(0.03)		(0.07)		(2.58)

Change in net asset value for the period	4.00		0.56	5.30		6.25		(9.23)		(1.31)

Net asset value, end of period	$31.21		$27.21	$26.65		$21.35		$15.10		$24.33

Total return	16.25	%(3)	2.10%	24.96%		41.61	%(3)	(37.62)%		4.90%
Ratios/supplemental data
Net assets, end of period (000)	$1,456,844		$1,262,876	$933,674		$636,548		$404,860		$656,999
Ratios to average net assets:
Expenses	1.23	%(4)	1.23%	1.27%		1.38	%(4)	1.34	%(5)	1.28	%(5)
Net investment income (loss)	(0.15	)%(4)	(0.30)%	(0.02)%		0.21	%(4)	0.35	%(5)	0.57	%(5)
Portfolio turnover rate	26	%(3)	38%	30%		46	%(3)	81%		61%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2012 and $0.006 per share for the fiscal years ended October 31, 2011 and 2010, $0.008 per share for the period ended October 31, 2009, $0.01 for the fiscal year ended December 31, 2007 and less than $0.01 per share for the fiscal year ended December 31, 2008.
(2)	Represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Net of fees waived amounting to 0.06% and 0.05% for the fiscal years ended December 31, 2008 and 2007 respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	23

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2012		Years Ended October 31,		January 1, 2009 through October 31,		Period from September 29, 2008 (2) through December 31, 2008
			2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$11.06		$11.54	$8.46	$5.77		$8.74

Operations:
Net investment income (loss)	(0.03)		(0.07)	(0.03)	(0.00	)(3)	0.01
Net realized and unrealized gain (loss)	1.19		0.12	3.12	2.70		(2.97)

Total from investment operations (1)	1.16		0.05	3.09	2.70		(2.96)

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	(0.01)	(0.00	)(3)	(0.01)
Distributions from net realized gains	(0.11)		(0.53)	—	—		—
Return of capital	—		—	—	(0.01)		—

Total dividends and distributions	(0.11)		(0.53)	(0.01)	(0.01)		(0.01)

Change in net asset value for the period	1.05		(0.48)	3.08	2.69		(2.97)

Net asset value, end of period	$12.11		$11.06	$11.54	$8.46		$5.77

Total return	10.60	%(4)	(0.10)%	36.55%	46.73	%(4)	(33.88	)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$93,938		$71,554	$41,788	$24,681		$9,226
Ratios to average net assets:
Expenses (6)	1.35	%(5)	1.36%	1.38%	1.26	%(5)	1.15	%(5)
Net investment income (loss) (6)	(0.56	)%(5)	(0.67)%	(0.43)%	(0.16	)%(5)	0.29	%(5)
Portfolio turnover rate	14	%(4)	28%	40%	24	%(4)	29	%(4)

(1)	Total from investment operations includes redemption fees of $0.001 for the six months ended April 30, 2012, $0.008 and $0.007 per share for the fiscal years ended October 31, 2011 and 2010 respectively.
(2)	Inception of Fund.
(3)	Represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Net of fees waived amounting to 0.77% and 2.32% for the periods ended October 31, 2009 and December 31, 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	April 30, 2012

The Tocqueville Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—98.7%	Shares	Value
Automobiles & Components—1.4%
Ford Motor Co.	504,000	$5,685,120
Banks—1.6%
Banco Santander SA—ADR	438,632	2,776,541
Mitsubishi UFJ Financial Group, Inc.—ADR	750,000	3,570,000
		6,346,541
Capital Goods—8.1%
The Boeing Co.	75,000	5,760,000
General Electric Co.	750,000	14,685,000
Illinois Tool Works, Inc.	125,000	7,172,500
Xylem, Inc.	165,000	4,600,200
		32,217,700
Commercial & Professional Services—1.6%
Steelcase, Inc.	750,500	6,484,320
Diversified Financials—1.8%
The Bank of New York Mellon Corp.	300,000	7,095,000
Energy—10.7%
Baker Hughes, Inc.	55,000	2,426,050
Cameco Corp.(a)	171,400	3,787,940
Chesapeake Energy Corp.	300,000	5,532,000
Exxon Mobil Corp.	150,000	12,951,000
Murphy Oil Corp.	150,000	8,245,500
Schlumberger Ltd.(a)	125,000	9,267,500
		42,209,990
Food & Staples Retailing—1.5%
Wal-Mart Stores, Inc.	100,000	5,891,000
Food, Beverage & Tobacco—5.2%
Campbell Soup Co.	200,000	6,766,000
The Coca-Cola Co.	100,000	7,632,000
PepsiCo, Inc.	50,000	3,300,000
Unilever NV—ADR	85,600	2,940,360
		20,638,360
Health Care Equipment & Services—1.0%
St. Jude Medical, Inc.	100,000	3,872,000
Household & Personal Products—3.9%
Colgate-Palmolive Co.	75,000	7,420,500
The Procter & Gamble Co.	125,000	7,955,000
		15,375,500
Insurance—3.0%
Aflac, Inc.	171,500	7,724,360
Fidelity National Financial, Inc.	216,000	4,162,320
		11,886,680
Materials—13.9%
BHP Billiton Ltd.—ADR	63,900	4,747,770
Cliffs Natural Resources, Inc.	75,000	4,669,500
Common Stocks (continued)	Shares	Value
EI du Pont de Nemours & Co.	250,000	$13,365,000
Newmont Mining Corp.	200,000	9,530,000
Owens-Illinois, Inc.(b)	300,000	6,975,000
Sonoco Products Co.	150,000	4,969,500
Vulcan Materials Co.	100,000	4,281,000
Weyerhaeuser Co.	325,000	6,617,000
		55,154,770
Pharmaceuticals, Biotechnology & Life Sciences—10.4%
Alkermes PLC(a)(b)	250,000	4,325,000
Johnson & Johnson	150,000	9,763,500
Merck & Co., Inc.	150,000	5,886,000
Myriad Genetics, Inc.(b)	200,000	5,202,000
Pfizer, Inc.	700,000	16,051,000
		41,227,500
Real Estate—1.0%
CBRE Group, Inc.(b)	215,000	4,044,150
Retailing—2.5%
The Home Depot, Inc.	100,000	5,179,000
Lowe’s Companies, Inc.	150,000	4,720,500
		9,899,500
Semiconductors & Semiconductor Equipment—4.8%
Applied Materials, Inc.	650,000	7,793,500
Intel Corp.	400,000	11,360,000
		19,153,500
Software & Services—13.4%
Adobe Systems, Inc.(b)	150,000	5,034,000
Akamai Technologies, Inc.(b)	150,000	4,890,000
Automatic Data Processing, Inc.	125,000	6,952,500
Google, Inc.(b)	15,000	9,078,450
Mastercard, Inc.	25,000	11,306,750
Microsoft Corp.	500,000	16,010,000
		53,271,700
Technology Hardware & Equipment—7.3%
Bio-key International, Inc.(b)(c)(d)(e)	47,090	—
Canon, Inc.—ADR	51,500	2,336,040
Cisco Systems, Inc.	500,000	10,075,000
Hitachi Ltd.—ADR	150,000	9,495,000
Plexus Corp.(b)	125,000	4,046,250
Xerox Corp.	400,000	3,112,000
		29,064,290
Telecommunication Services—2.5%
Verizon Communications, Inc.	125,000	5,047,500
Vodafone Group PLC—ADR	171,400	4,770,062
		9,817,562

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	25

The Tocqueville Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks (continued)	Shares	Value
Utilities—3.1%
NextEra Energy, Inc.	190,000	$12,226,500
Total Common Stocks (Cost $338,113,351)		391,561,683
Warrants—0.0%
Technology Hardware & Equipment—0.0%
EMCORE Corp.
Expiration: 02/19/13, Exercise Price: $60.24(b)(c)(d)(e)	9,844	80
Total Warrants (Cost $0)		80
Short-Term Investments—1.6%	Principal Amount
Repurchase Agreement—1.6%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 4/30/2012, due 5/01/2012, collateralized by: Freddie Mac Giant 30 Year Fixed (Pool #G01543) valued at $2,013,512. Repurchase proceeds of $1,973,981. Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #676656) valued at $4,417,344. Repurchase proceeds of $4,331,021.	$6,305,000	6,305,000
Total Short-Term Investments (Cost $6,305,000)		6,305,000
Total Investments (Cost $344,418,351)—100.3%		397,866,763
Liabilities in Excess of Other Assets—(0.3)%		(1,330,979)
Total Net Assets—100.0%		$396,535,784

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Australia 1.2%; Britain 1.2%; Canada 1.0%; Curacao 2.3%; Ireland 1.1%; Japan 3.9%; Netherlands 0.7%; Spain 0.7%;
(b)	Non-income producing security.
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2012 was $80 which represented 0.0% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2012 was $80 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

26	April 30, 2012

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—97.3%	Shares	Value
Automobiles & Components—1.5%
BorgWarner, Inc.(a)	9,000	$711,360
Gentex Corp.	17,500	384,475
		1,095,835
Banks—1.7%
BankUnited, Inc.	14,500	356,700
Pinnacle Financial Partners, Inc.(a)	13,000	237,900
Signature Bank(a)	10,500	689,745
		1,284,345
Capital Goods—6.8%
AO Smith Corp.	10,500	499,800
Acuity Brands, Inc.	4,200	233,394
AMETEK, Inc.	8,700	437,871
BE Aerospace, Inc.(a)	5,000	235,150
Dover Corp.	3,500	219,310
Esterline Technologies Corp.(a)	3,300	226,017
Gardner Denver, Inc.	3,500	227,990
Hexcel Corp.(a)	8,000	219,040
Joy Global, Inc.	3,100	219,387
Polypore International, Inc.(a)	6,000	224,100
RBC Bearings, Inc.(a)	4,800	225,024
Robbins & Myers, Inc.	2,400	116,904
SeaCube Container Leasing Ltd.(b)	11,000	204,050
Spirit Aerosystems Holdings, Inc.(a)	8,000	200,000
Timken Co.	5,000	282,550
TransDigm Group, Inc.(a)	3,900	491,868
Valmont Industries, Inc.	2,500	309,825
WABCO Holdings, Inc.(a)	7,200	453,816
		5,026,096
Commercial & Professional Services—2.0%
Acacia Research Corp.(a)	3,100	127,100
Clean Harbors, Inc.(a)	6,500	443,560
Mistras Group, Inc.(a)	11,100	260,517
Nielsen Holdings NV(a)(b)	3,700	108,114
Portfolio Recovery Associates, Inc.(a)	7,500	516,150
		1,455,441
Consumer Durables & Apparel—6.2%
Deckers Outdoor Corp.(a)	5,800	295,858
Fossil, Inc.(a)	4,700	614,149
Hanesbrands, Inc.(a)	7,500	211,650
Harman International Industries, Inc.	2,000	99,160
Lululemon Athletica, Inc.(a)	13,900	1,030,546
Polaris Industries, Inc.	7,000	556,080
Prada SpA(b)	38,000	258,112
Ralph Lauren Corp.	3,500	602,945
Tempur-Pedic International, Inc.(a)	7,000	411,880
Tupperware Brands Corp.	7,500	467,175
		4,547,555
Consumer Services—4.5%
BJ’s Restaurants, Inc.(a)	5,100	$220,269
Buffalo Wild Wings, Inc.(a)	2,400	201,240
Chipotle Mexican Grill, Inc.(a)	2,000	828,300
Dunkin’ Brands Group, Inc.	9,500	307,515
Hyatt Hotels Corp.(a)	6,500	279,695
Panera Bread Co.(a)	2,175	343,476
Sotheby’s	9,100	357,812
Starwood Hotels & Resorts Worldwide, Inc.	5,000	296,000
Wyndham Worldwide Corp.	4,000	201,360
Wynn Resorts Ltd.	2,000	266,800
		3,302,467
Diversified Financials—3.7%
Blackstone Group LP	28,000	379,680
The Charles Schwab Corp.	28,500	407,550
KKR & Co. LP	28,000	395,360
Lazard Ltd.(b)	6,000	165,060
MSCI, Inc.(a)	15,500	567,145
Och-Ziff Capital Management Group LLC	20,000	175,600
T. Rowe Price Group, Inc.	10,500	662,708
		2,753,103
Energy—9.1%
Approach Resources, Inc.(a)	6,800	243,984
Basic Energy Services, Inc.(a)	10,500	151,200
BPZ Resources, Inc.(a)	61,000	247,050
Cabot Oil & Gas Corp.	8,090	284,283
Concho Resources, Inc.(a)	6,400	685,952
Continental Resources, Inc.(a)	2,300	205,275
Core Laboratories NV(b)	6,500	890,370
Dril-Quip, Inc.(a)	3,200	215,648
Endeavour International Corp.(a)	8,000	99,840
Energy XXI Bermuda Ltd.(a)(b)	14,000	527,520
EOG Resources, Inc.	2,400	263,544
Gulfport Energy Corp.(a)	7,500	196,575
Oasis Petroleum, Inc.(a)	10,500	347,235
Oceaneering International, Inc.	4,200	216,846
Pioneer Natural Resources Co.	5,300	613,846
Plains Exploration & Production Co.(a)	2,700	110,295
Rosetta Resources, Inc.(a)	5,500	276,485
Rowan Companies PLC(a)	5,500	189,915
SM Energy Co.	5,500	363,605
Superior Energy Services, Inc.(a)	9,500	255,740
Whiting Petroleum Corp.(a)	6,000	343,200
		6,728,408
Food & Staples Retailing—1.0%
The Fresh Market, Inc.(a)	15,000	767,550

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks (continued)	Shares	Value
Food, Beverage & Tobacco—2.9%
The Boston Beer Co., Inc.(a)	4,000	$413,280
Green Mountains Coffee Roasters, Inc.(a)	8,500	414,375
The Hain Celestial Group, Inc.(a)	14,500	685,850
Monster Beverage Corp.(a)	9,000	584,640
		2,098,145
Health Care Equipment & Services—5.6%
athenahealth, Inc.(a)	4,000	289,800
Bio-Reference Labs, Inc.(a)	4,600	98,072
Computer Programs & Systems, Inc.	1,900	113,221
DexCom, Inc.(a)	22,500	220,275
HeartWare International, Inc.(a)	5,500	428,780
HMS Holdings Corp.(a)	9,500	228,570
IDEXX Laboratories, Inc.(a)	4,100	360,513
Insulet Corp.(a)	9,500	169,670
Intuitive Surgical, Inc.(a)	525	303,555
Magellan Health Services, Inc.(a)	5,000	221,400
MAKO Surgical Corp.(a)	12,500	516,375
MWI Veterinary Supply, Inc.(a)	2,000	188,800
Sirona Dental Systems, Inc.(a)	12,000	606,120
St. Jude Medical, Inc.	2,500	96,800
Tornier NV(a)(b)	9,000	213,660
Varian Medical Systems, Inc.(a)	1,400	88,788
		4,144,399
Household & Personal Products—2.2%
Church & Dwight Co., Inc.	3,700	187,960
Herbalife Ltd.(b)	15,200	1,068,864
Mead Johnson Nutrition Co.	4,000	342,240
		1,599,064
Materials—4.6%
Airgas, Inc.	6,000	549,840
Albemarle Corp.	8,500	555,050
Allied Nevada Gold Corp.(a)	4,500	131,805
AptarGroup, Inc.	3,800	207,138
Celanese Corp.	1,900	92,074
Crown Holdings, Inc.(a)	10,000	369,800
Ecolab, Inc.	7,000	445,830
Materion Corp.(a)	4,600	113,666
Minerals Technologies, Inc.(c)	700	46,970
Owens-Illinois, Inc.(a)	9,400	218,550
Royal Gold, Inc.	3,000	185,880
Sealed Air Corp.	7,300	140,014
Silgan Holdings, Inc.	8,000	350,960
		3,407,577
Pharmaceuticals, Biotechnology & Life Sciences—10.0%
Aegerion Pharmaceuticals, Inc.(a)	18,500	230,325
Alexion Pharmaceuticals, Inc.(a)	10,700	966,424
Alkermes PLC(a)(b)	5,900	102,070
Alnylam Pharmaceuticals, Inc.(a)	16,000	$182,240
Auxilium Pharmaceuticals, Inc.(a)	12,000	215,040
BioMarin Pharmaceutical, Inc.(a)	10,000	347,000
Cepheid, Inc.(a)	9,500	364,895
Clovis Oncology, Inc.(a)	12,200	218,746
Covance, Inc.(a)	2,200	102,872
Dendreon Corp.(a)	11,800	137,470
Endo Pharmaceuticals Holdings, Inc.(a)	8,000	281,120
Exact Sciences Corp.(a)	15,500	166,935
Forest Laboratories, Inc.(a)	8,350	290,830
Genomic Health, Inc.(a)	6,000	171,960
Idenix Pharmaceuticals, Inc.(a)	10,800	94,716
Incyte Corp., Ltd.(a)	27,500	623,700
Life Technologies Corp.(a)	2,500	115,900
Onyx Pharmaceuticals, Inc.(a)	5,700	259,407
Pharmacyclics, Inc.(a)	11,500	316,940
Questcor Pharmaceuticals, Inc.(a)	3,500	157,150
Regeneron Pharmaceuticals, Inc.(a)	4,400	595,144
Salix Pharmaceuticals, Inc.(a)	5,000	247,000
Seattle Genetics, Inc.(a)	12,500	247,125
United Therapeutics Corp.(a)	4,700	205,625
Valeant Pharmaceuticals International, Inc.(a)(b)	7,500	417,225
Vivus, Inc.(a)	13,000	314,860
		7,372,719
Real Estate—0.3%
E-House China Holdings Ltd.—ADR	25,000	185,500
Retailing—7.7%
Abercrombie & Fitch Co.	4,500	225,765
American Eagle Outfitters, Inc.	11,000	198,110
GNC Holdings, Inc.	12,000	468,720
LKQ Corp.(a)	8,500	284,325
L’Occitane International SA(b)	60,000	160,079
PetSmart, Inc.	9,400	547,644
priceline.com, Inc.(a)	1,800	1,369,476
Teavana Holdings, Inc.(a)	10,000	208,900
Tiffany & Co.	5,500	376,530
Tractor Supply Co.	11,000	1,082,510
TripAdvisor, Inc.(a)	4,500	168,795
Ulta Salon Cosmetics & Fragrance, Inc.	6,500	573,170
		5,664,024
Semiconductors & Semiconductor Equipment—1.9%
Atmel Corp.(a)	16,000	141,920
Broadcom Corp.	5,000	183,000
Cavium, Inc.(a)	9,500	277,970
Cirrus Logic, Inc.(a)	9,500	260,110
Cypress Semiconductor Corp.	13,000	201,500
Skyworks Solutions, Inc.(a)	11,000	298,540
		1,363,040

The Accompanying Footnotes are an Integral Part of these Financial Statements.

28	April 30, 2012

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks (continued)	Shares	Value
Software & Services—18.3%
ANSYS, Inc.(a)	5,200	$348,764
Ariba, Inc.(a)	9,800	374,360
Baidu, Inc.—ADR(a)	3,500	464,450
Check Point Software Technologies Ltd.(a)(b)	3,400	197,642
Citrix Systems, Inc.(a)	3,500	299,635
CommVault Systems, Inc.(a)	4,700	244,729
comScore, Inc.(a)	11,000	219,120
Concur Technologies, Inc.(a)	6,500	367,640
Ebix, Inc.	13,000	265,850
Equinix, Inc.(a)	2,900	476,180
Facebook, Inc.(a)(d)(e)(f)	30,000	1,174,500
FactSet Research Systems, Inc.	2,800	293,608
Informatica Corp.(a)	10,500	483,210
Kenexa Corp.(a)	7,000	228,690
Linkedin Corp.(a)	6,500	704,925
LogMein, Inc.(a)	3,000	108,030
Manhattan Associates, Inc.(a)	6,000	300,900
MICROS Systems, Inc.(a)	7,800	443,274
NetSuite, Inc.(a)	9,700	430,486
Nuance Communications, Inc.(a)	16,100	393,484
Parametric Technology Corp.(a)	10,900	235,222
Rackspace Hosting, Inc.(a)	6,000	348,540
Red Hat, Inc.(a)	7,500	447,075
Salesforce.com, Inc.(a)	7,000	1,090,110
Sapient Corp.	16,500	197,505
SolarWinds, Inc.(a)	7,500	351,825
Solera Holdings, Inc.	5,900	265,146
Teradata Corp.(a)	2,200	153,516
TIBCO Software, Inc.(a)	39,500	1,299,550
Ultimate Software Group, Inc.(a)	6,400	493,824
VeriFone Systems, Inc.(a)	5,200	247,728
VirnetX Holding Corp.(a)	4,000	99,360
VMware, Inc.(a)	3,800	424,536
		13,473,414
Technology Hardware & Equipment—5.3%
Acme Packet, Inc.(a)	7,000	196,490
Apple, Inc.(a)	3,300	1,927,992
Aruba Networks, Inc.(a)	20,000	422,400
F5 Networks, Inc.(a)	2,200	294,646
Finisar Corp.(a)	6,000	99,120
Fusion-io, Inc.(a)	21,000	538,650
Measurement Specialties, Inc.(a)	4,500	160,785
Riverbed Technology, Inc.(a)	13,700	270,301
		3,910,384
Telecommunication Services—0.2%
Cogent Communications Group, Inc.(a)	7,000	131,110
Transportation—1.8%
Genesee & Wyoming, Inc.(a)	3,300	$177,903
Hertz Global Holdings, Inc.(a)	25,000	385,250
Kansas City Southern	10,000	770,200
		1,333,353
Total Common Stocks (Cost $59,460,838)		71,643,529
Exchange Traded Fund—1.6%
Diversified Financials—1.6%
iShares Russell 2000 Growth Index Fund	12,500	1,171,250
Total Exchange Traded Fund (Cost $1,182,555)
Closed-End Mutual Funds—1.0%
Funds, Trusts, and Other Financial Vehicles—1.0%
Firsthand Technology Value Fund(a)	9,500	249,565
GSV Capital Corp.(a)	28,000	479,360
Total Closed-End Mutual Funds (Cost $720,252)		728,925
Total Investments (Cost $61,363,645)—99.9%		73,543,704
Other Assets in Excess of Liabilities—0.1%		109,369
Total Net Assets—100.0%		$73,653,073

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Bermuda 1.2%; Canada 0.6%; Cayman Islands 2.3%; Ireland 0.1%; Israel 0.3%; Italy 0.4%; Luxembourg 0.2%; Netherlands 1.6%
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2012 was $1,174,500 which represented 1.6% of net assets.
(e)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2012 was $1,174,500 which represented 1.6% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	29

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—90.6%	Shares	Value
Australia—2.8%
BHP Billiton Ltd.—ADR	30,000	$2,229,000
Spotless Group Ltd.	1,500,000	4,001,084
		6,230,084
Belgium—3.1%
Groupe Bruxelles Lambert SA	50,000	3,468,748
NV Bekaert SA	40,000	1,184,973
Umicore SA	42,000	2,279,128
		6,932,849
Canada—2.1%
Barrick Gold Corp.	35,000	1,415,050
Eldorado Gold Corp.	75,000	1,063,500
IAMGOLD Corp.	182,000	2,256,800
		4,735,350
France—13.5%
Bollore	20,000	4,341,726
Carrefour SA	50,633	1,017,070
Cie de St-Gobain	94,000	3,937,508
Haulotte Group SA(a)	182,500	1,944,676
Ipsen SA	120,000	3,199,111
Metropole Television SA	210,000	3,224,525
Nexans SA	66,000	3,299,301
Sanofi	75,000	5,724,327
Vivendi SA	202,025	3,734,518
		30,422,762
Germany—5.0%
Kloeckner & Co. SE	260,000	3,527,652
Siemens AG—ADR	45,000	4,179,150
Wacker Neuson SE	220,000	3,632,886
		11,339,688
Hong Kong—3.6%
Clear Media Ltd.(a)	3,800,000	2,316,640
PYI Corp. Ltd.	35,398,000	912,479
Television Broadcasts Ltd.	650,000	4,775,315
		8,004,434
Ireland—4.2%
CRH PLC	181,850	3,686,539
DCC PLC	225,000	5,658,804
		9,345,343
Italy—2.5%
Interpump Group SpA	260,537	2,324,437
Sogefi SpA	1,250,000	3,398,592
		5,723,029
Japan—27.4%
Asahi Kasei Corp.	558,000	3,466,533
Asics Corp.	322,500	3,502,098
Bridgestone Corp.	165,000	3,936,936
Canon, Inc.—ADR	120,000	$5,443,200
Disco Corp.	85,000	5,104,897
Hitachi Ltd.	925,000	5,931,864
Horiba Ltd.	100,000	3,533,317
Hoya Corp.	210,000	4,839,679
Kyoto Kimono Yuzen Co., Ltd.	299,500	3,683,730
Makita Corp.	120,000	4,644,288
MISUMI Group, Inc.	140,000	3,293,086
Omron Corp.	210,000	4,489,855
SMC Corp.	28,000	4,702,906
Takata Corp.	200,000	4,922,345
		61,494,734
Luxembourg—1.5%
SAF-Holland SA(a)	388,500	3,265,527
Netherlands—6.2%
Akzo Nobel NV	77,000	4,126,420
Koninklijke Philips Electronics NV—ADR	210,000	4,197,900
Unilever NV—ADR	165,000	5,667,750
		13,992,070
Norway—4.9%
Orkla ASA	720,000	5,289,020
Statoil ASA—ADR	210,000	5,651,100
		10,940,120
Singapore—1.5%
Singapore Post Ltd.	4,000,000	3,280,808
Switzerland—4.0%
Nestle SA	85,000	5,206,853
Novartis AG—ADR	69,000	3,806,730
		9,013,583
United Kingdom—3.7%
Halfords Group PLC	675,000	3,013,608
HSBC Holdings PLC—ADR	20,000	903,400
Vodafone Group PLC—ADR	160,000	4,452,800
		8,369,808
United States—4.6%
Aflac, Inc.	95,000	4,278,800
Freeport-McMoRan Copper & Gold, Inc.	43,300	1,658,390
Newmont Mining Corp.	90,000	4,288,500
		10,225,690
Total Common Stocks (Cost $197,168,905)		203,315,879
Short-Term Investments—8.6%
Money Market Fund—3.7%
AIM STIT-Treasury Portfolio, 0.02%(b)	8,282,598	8,282,598

The Accompanying Footnotes are an Integral Part of these Financial Statements.

30	April 30, 2012

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Repurchase Agreement—4.9%	Principal Amount	Value
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 4/30/2012, due 5/01/2012, collateralized by: Fannie Mae Conventional Level Pay 30 Year Fixed (Pool #694838) valued at $11,286,363. Repurchase proceeds of $11,065,003.	$11,065,000	$11,065,000
Total Short-Term Investments (Cost $19,347,598)		19,347,598
Total Investments (Cost $216,516,503)—99.2%		222,663,477
Other Assets in Excess of Liabilities—0.8%		1,862,542
Total Net Assets—100.0%		$224,526,019

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Variable rate security. The rate listed is as of April 30, 2012.

Schedule of Open Forward Currency Contracts

as of April 30, 2012

(Unaudited)

Forward Expiration Date	Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation (Depreciation)
5/31/2012	U.S. Dollars	Euro	10,500,000	13,897,275	$(3,274)

					$(3,274)

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	31

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—88.3%	Shares	Value
Gold Related—80.3%
Australia—1.0%
Eldorado Gold Corp.(a)	1,544,785	$22,099,629
Canada—56.8%
Agnico Eagle Mines Ltd.	893,000	35,648,560
Agnico Eagle Mines Ltd.(a)	210,837	8,421,955
Alacer Gold Corp.(b)	4,626,800	37,469,656
Alamos Gold, Inc.	3,395,200	62,140,220
Allied Gold Mining PLC(b)	3,976,667	7,246,039
Atac Resources Ltd.(b)(c)	10,261,700	28,359,003
B2Gold Corp.(b)	1,500,000	5,607,000
Banro Corp.(b)	7,519,500	31,970,340
Barisan Gold Corp.(b)	877,100	170,918
Barrick Gold Corp.	1,207,300	48,811,139
Blue Gold Mining, Inc.(b)(c)	4,000,000	2,024,599
Brazilian Gold Corp.(b)	4,285,800	1,605,250
Corvus Gold, Inc.(b)(c)	2,079,901	1,642,276
Dalradian Resources, Inc.(b)	1,250,000	1,708,255
Detour Gold Corp.(b)	2,069,900	51,084,843
East Asia Minerals Corp.(b)(c)	10,544,400	3,255,598
Eldorado Gold Corp.	250,000	3,545,000
Eldorado Gold Corp.(a)	6,516,500	92,353,090
Franco-Nevada Corp.	1,635,900	73,378,275
Goldcorp, Inc.	718,050	27,472,593
Goldcorp, Inc.(a)	2,138,010	81,875,708
HudBay Minerals, Inc.	378,700	3,991,498
IAMGOLD Corp.	400,000	4,960,000
IAMGOLD Corp.(a)	3,416,796	42,370,553
International Tower Hill Mines Ltd.(a)(b)(c)	5,666,667	21,511,364
International Tower Hill Mines Ltd.(b)(c)	5,238,836	20,117,130
Ivanhoe Mines Ltd.(b)	3,614,950	42,193,019
Kinross Gold Corp.	2,509,600	22,460,920
Nevsun Resources Ltd.	725,100	2,671,827
New Gold, Inc.(b)	1,589,100	14,460,810
New Gold, Inc.(a)(b)	3,851,140	35,086,562
Novagold Resources, Inc.(b)	4,237,500	30,542,086
Orezone Gold Corp.(b)	2,145,462	3,713,863
Osisko Mining Corp.(b)	8,934,500	91,981,440
Pan American Silver Corp.	1,499,466	29,254,582
Pan American Silver Corp.(a)	748,632	14,558,102
Premier Gold Mines Ltd.(b)	986,000	4,771,048
Primero Mining Corp.(b)	4,264,800	11,742,933
Rockhaven Resources Ltd.(b)(c)	5,000,000	1,746,216
Romarco Minerals, Inc.(b)	16,887,800	17,266,465
SEMAFO, Inc.	5,200,000	26,425,064
Silver Wheaton Corp.	2,714,875	82,887,716
Strategic Metals Ltd.(b)(c)	10,926,900	12,056,811
Sunward Resources Ltd.(b)	660,800	1,264,273
Torex Gold Resources, Inc.(b)	12,517,400	21,794,734
Wesdome Gold Mines Ltd.(b)	1,469,700	$1,978,743
Yamana Gold, Inc.	4,317,500	63,467,250
		1,231,065,326
Peru—1.9%
Cia de Minas Buenaventura SA—ADR	978,600	40,386,822
South Africa—3.0%
AngloGold Ashanti Ltd.—ADR	824,300	28,339,434
Gold Fields Ltd.(a)	166,249	2,115,179
Gold Fields Ltd.—ADR	2,641,950	34,001,896
Harmony Gold Mining Co., Ltd.	1	10
Witwatersrand Consolidated Gold Resources Ltd.(b)	335,000	1,723,839
		66,180,358
United Kingdom—3.7%
Randgold Resources Ltd.—ADR(b)	891,200	79,450,480
United States—13.9%
Allied Nevada Gold Corp.(b)	1,229,848	36,022,248
Electrum Holdings Ltd.(b)(d)(e)(f)	2,127,287	5,530,946
Gold Resource Corp.(c)	3,721,997	100,940,559
Newmont Mining Corp.	1,814,800	86,475,220
Royal Gold, Inc.	1,152,165	71,388,143
		300,357,116
Total Gold Related		1,739,539,731
Other Precious Metals Related—5.7%
Canada—4.0%
Bear Creek Mining Corp.(b)	3,033,100	10,285,858
MAG Silver Corp.(b)	200,000	2,006,000
Scorpio Mining Corp.(a)(b)(c)	522,400	555,266
Scorpio Mining Corp.(b)(c)	25,668,419	25,668,419
Silver Range Resources Ltd.(b)(c)	3,450,000	2,532,014
Tahoe Resources, Inc.(b)	2,406,600	45,288,955
		86,336,512
South Africa—0.7%
Ivanplats Ltd.(b)(d)(e)(f)	5,239,165	15,717,495
United States—1.0%
Sunshine Silver Mines(b)(d)(e)(f)	1,633,545	22,583,760
Total Other Precious Metals Related		124,637,767
Other—2.3%
Australia—0.4%
Ivanhoe Australia Ltd.(b)	6,464,000	8,418,947

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	April 30, 2012

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks (continued)	Shares	Value
Canada—0.9%
Cameco Corp.	480,300	$10,614,630
Trevali Mining Corp.(b)(c)	6,375,000	8,195,830
		18,810,460
United Kingdom—0.5%
Copper Development Corp.(b)	12,512,000	4,518,030
West African Minerals Corp.(b)	10,000,000	6,491,610
		11,009,640
United States—0.5%
Gold Bullion International LLC(b)(c)(d)(e)(f)	5,000,000	5,836,800
GoviEx Uranium, Inc.(b)(d)(e)(f)	1,750,000	5,250,000
I-Pulse, Inc.(b)(d)(e)(f)	74,532	156,517
		11,243,317
Total Other		49,482,364
Total Common Stocks (Cost $1,494,619,483)		1,913,659,862
Subscription Receipts—0.1%
Gold Related Securities—0.1%
Canada—0.1%
Regulus Resources, Inc.(b)(c)(d)(e)(f)	2,609,000	3,037,253
Total Subscription Receipts (Cost $2,998,551)		3,037,253
Closed-End Mutual Fund—0.9%
Gold Related Securities—0.9%
Canada—0.9%
Sprott Physical Gold Trust Unit(b)	1,400,000	19,908,000
Total Closed-End Mutual Fund (Cost $14,500,000)		19,908,000
Private Fund—1.1%
Gold Related Securities—1.1%
United States—1.1%
Eidesis Special Opportunities II LP(b)(c)(d)(e)(f)	25,000	22,955,765
Total Private Fund (Cost $25,000,000)		22,955,765
Gold Bullion—7.6%	Ounces
Gold Bullion(b)	98,132	163,364,774
Total Gold Bullion (Cost $44,773,750)		163,364,774
Gold Related Securities—0.1%
Canada—0.1%
Blue Gold Mining, Inc. Expiration: 09/20/13, Exercise Price: CAD $1.50(b)(c)(d)(e)(f)	2,000,000	$7,693
East Asia Minerals Corp. Expiration: 12/15/13, Exercise Price: CAD $0.78(b)(c)(d)(e)(f)	6,500,000	533,370
Kinross Gold Corp. Expiration: 09/03/13, Exercise Price: CAD $32.00(b)	108,032	53,587
Pan American Silver Corp. Expiration: 01/04/15, Exercise Price: CAD $35.00(b)(d)(e)(f)	133,333	265,294
Primero Mining Corp. Expiration: 07/20/15, Exercise Price: CAD $8.00(b)	1,848,400	477,139
		1,337,083
Cayman Islands—0.0%
Endeavour Mining Corp. Expiration: 01/30/14, Exercise Price: CAD $2.50(b)	1,000,000	516,273
Total Gold Related Securities		1,853,356
Other Precious Metals Related Securities—0.0%
Canada—0.0%
Silver Range Resources Ltd. Expiration: 02/10/13, Exercise Price: CAD $0.85(b)(c)	1,725,000	506,403
United States—0.0%
Ivanplats Ltd. IPO Warrants Expiration: 12/31/12(b)(d)(e)(f)	487,500	—
Total Other Precious Metals Related Securities		506,403
Total Warrants (Cost $1,314,861)		2,359,759
Short-Term Investments—1.9%	Principal Amount
U.S. Treasury Bills—1.4%
0.063%, 07/19/2012(g)	$30,000,000	29,994,570

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	33

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Repurchase Agreement—0.5%	Principal Amount	Value
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 4/30/2012, due 5/01/2012, collateralized by: Freddie Mac Giant 30 Year Fixed (Pool #G01543) valued at $2,547,113. Repurchase proceeds of $2,497,355. Freddie Mac 30 Year Variable (Pool #1B2502) valued at $5,033,806. Repurchase proceeds of $4,935,295. Freddie Mac 30 Year Variable (Pool #3448) valued at $3,681,680. Repurchase proceeds of $3,609,353.	$11,042,000	$11,042,000
Total Short-Term Investments (Cost $41,037,872)		41,036,570
Total Investments (Cost $1,624,244,517)—100.0%		2,166,321,983
Other Assets in Excess of Liabilities—0.0%		889,136
Total Net Assets—100.0%		$2,167,211,119

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2012 was $81,874,893, which represented 3.8% of net assets.
(e)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2012 was $81,874,893, which represented 3.8% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	April 30, 2012

The Delafield Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—82.3%	Shares	Value
Aerospace & Defense—2.3%
Honeywell International, Inc.	540,000	$32,756,400
Building Products—1.8%
Griffon Corp.	1,550,000	15,360,500
Trex Co., Inc.(a)	350,000	11,200,000
		26,560,500
Capital Markets—1.0%
The Bank of New York Mellon Corp.	600,000	14,190,000
Chemicals—15.7%
Ashland, Inc.	500,000	32,935,000
Celanese Corp.	575,000	27,864,500
Chemtura Corp.(a)	1,050,000	17,871,000
Cytec Industries, Inc.	125,000	7,946,250
Eastman Chemical Co.	800,000	43,176,000
Ferro Corp.(a)(b)	2,000,000	10,380,000
FMC Corp.	125,000	13,806,250
HB Fuller Co.	525,000	17,272,500
Minerals Technologies, Inc.(b)	360,000	24,156,000
OM Group, Inc.(a)	352,800	8,509,536
PolyOne Corp.	1,500,000	20,790,000
Tronox, Inc.(a)	20,000	3,743,000
		228,450,036
Commercial Banks—0.7%
Hancock Holding Co.	325,000	10,458,500
Commercial Services & Supplies—3.6%
ACCO Brands Corp.(a)	2,150,000	22,682,500
Avery Dennison Corp.	800,000	25,584,000
Layne Christensen Co.(a)	175,000	3,596,250
		51,862,750
Communications Equipment—1.6%
Harris Corp.	525,000	23,908,500
Computers & Peripherals—0.2%
Intermec, Inc.(a)	622,700	3,312,764
Construction & Engineering—1.2%
Aegion Corp.(a)	948,000	17,301,000
Containers & Packaging—4.0%
Owens-Illinois, Inc.(a)	1,400,000	32,550,000
Sealed Air Corp.	600,000	11,508,000
Sonoco Products Co.	450,000	14,908,500
		58,966,500
Electrical Equipment—3.8%
Acuity Brands, Inc.	350,000	19,449,500
Brady Corp.	400,000	12,412,000
Hubbell, Inc.	300,000	24,072,000
		55,933,500
Electronic Equipment, Instruments & Components—6.3%
Checkpoint Systems, Inc.(a)(b)	2,500,000	$27,400,000
Flextronics International Ltd.(a)(c)	3,500,000	23,310,000
Ingram Micro, Inc.(a)	850,000	16,541,000
Kemet Corp.(a)	1,046,492	8,905,647
Plexus Corp.(a)	475,000	15,375,750
		91,532,397
Household Durables—2.1%
Stanley Black & Decker, Inc.	415,000	30,361,400
Industrial Conglomerates—5.9%
Carlisle Companies, Inc.	650,000	35,789,000
Teleflex, Inc.	225,000	14,100,750
Tyco International Ltd.(c)	640,000	35,923,200
		85,812,950
Insurance—2.4%
Alleghany Corp.(a)	55,000	18,859,500
XL Group PLC(c)	750,000	16,132,500
		34,992,000
Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	325,000	18,086,250
Machinery—13.0%
Albany International Corp.	650,000	15,665,000
Crane Co.	325,000	14,342,250
Dover Corp.	575,000	36,029,500
Federal Signal Corp.(a)(b)	2,450,000	12,642,000
Harsco Corp.	750,000	16,725,000
IDEX Corp.	325,000	14,075,750
Ingersoll-Rand PLC(c)	625,000	26,575,000
Kennametal, Inc.	825,000	34,839,750
Timken Co.	325,000	18,365,750
		189,260,000
Metals & Mining—2.9%
AM Castle & Co.(a)	750,000	10,042,500
Kaiser Aluminum Corp.	285,000	14,982,450
Universal Stainless & Alloy(a)(b)	367,000	17,028,800
		42,053,750
Oil, Gas & Consumable Fuels—0.9%
Chesapeake Energy Corp.	250,000	4,610,000
Southwestern Energy Co.(a)	250,000	7,895,000
		12,505,000
Professional Services—1.8%
TrueBlue, Inc.(a)(b)	1,500,000	25,890,000
Semiconductors & Semiconductor Equipment—5.0%
Brooks Automation, Inc.	1,150,000	13,524,000
Diodes, Inc.(a)	175,000	3,900,750
Fairchild Semiconductor International, Inc.(a)	1,400,000	19,838,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	35

The Delafield Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks (continued)	Shares	Value
FormFactor, Inc.(a)	600,000	$3,360,000
Infineon Technologies AG(c)	390,000	3,882,654
LTX-Credence Corp.(a)(b)	2,148,200	14,822,580
Teradyne, Inc.(a)	800,000	13,768,000
		73,095,984
Specialty Retail—1.4%
Collective Brands, Inc.(a)	1,000,000	20,770,000
Textiles, Apparel & Luxury Goods—1.6%
Deckers Outdoor Corp.(a)	120,000	6,121,200
Maidenform Brands, Inc.(a)(b)	775,000	17,693,250
		23,814,450
Trading Companies & Distributors—1.9%
Rush Enterprises, Inc.(a)	150,000	2,712,000
WESCO International, Inc.(a)	375,000	24,896,250
		27,608,250
Total Common Stocks (Cost $959,579,872)		1,199,482,881
Real Estate Investment Trust (REIT)—0.4%
Real Estate—0.4%
Kimco Realty Corp.	300,000	5,823,000
Total Real Estate Investment Trust (Cost $1,823,936)		5,823,000
Short-Term Investments—17.4%
Money Market Funds—5.5%
AIM STIT-Treasury Portfolio, 0.02%(d)	79,617,450	79,617,450
U.S. Treasury Bills—6.9%	Principal Amount
0.082%, 06/28/2012(e)	$50,000,000	49,993,402
0.088%, 07/26/2012(e)	50,000,000	49,989,250
		99,982,652
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 4/30/2012, due 5/01/2012, collateralized by: Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #555745) valued at $55,849,209. Repurchase proceeds of $54,757,809. Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #729590) valued at $19,042,700. Repurchase proceeds of $18,669,211.	$73,427,000	$73,427,000
Total Short-Term Investments (Cost $253,027,530)		253,027,102
Total Investments (Cost $1,214,431,338)—100.1%		1,458,332,983
Liabilities in Excess of Other Assets—(0.1)%		(1,489,354)
Total Net Assets—100.0%		$1,456,843,629

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 8.
(c)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Germany 0.3%; Ireland 2.9%; Singapore 1.6%; Switzerland 2.5%
(d)	Variable rate security. The rate listed is as of April 30, 2012.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	April 30, 2012

The Tocqueville Select Fund

Schedule of Investments as of April 30, 2012

(Unaudited)

Common Stocks—82.1%	Shares	Value
Chemicals—11.7%
Ashland, Inc.	42,200	$2,779,714
Celanese Corp.	56,000	2,713,760
Cytec Industries, Inc.	19,700	1,252,329
Ferro Corp.(a)(b)	305,000	1,582,950
Minerals Technologies, Inc.(b)	40,000	2,684,000
		11,012,753
Commercial Services & Supplies—3.0%
Avery Dennison Corp.	89,600	2,865,408
Communications Equipment—2.9%
Harris Corp.	59,500	2,709,630
Computers & Peripherals—1.5%
Logitech International SA(a)(c)	140,000	1,421,000
Containers & Packaging—5.1%
Owens-Illinois, Inc.(a)	95,000	2,208,750
Sonoco Products Co.	77,400	2,564,262
		4,773,012
Electrical Equipment—2.2%
Acuity Brands, Inc.	36,500	2,028,305
Electronic Equipment, Instruments & Components—5.6%
Checkpoint Systems, Inc.(a)(b)	252,000	2,761,920
Flextronics International Ltd.(a)(c)	382,200	2,545,452
		5,307,372
Household Durables—5.4%
Stanley Black & Decker, Inc.	33,400	2,443,544
Universal Electronics, Inc.(a)	152,900	2,587,068
		5,030,612
Industrial Conglomerates—3.5%
Carlisle Companies, Inc.	59,000	3,248,540
Internet Software & Services—4.7%
j2 Global, Inc.	98,300	2,539,089
XO Group, Inc.(a)	200,000	1,854,000
		4,393,089
Leisure Equipment & Products—3.0%
Summer Infant, Inc.(a)	535,933	2,867,241
Machinery—15.5%
Albany International Corp.	119,500	2,879,950
Harsco Corp.	80,000	1,784,000
Ingersoll-Rand PLC (c)	76,000	3,231,520
Kennametal, Inc.	89,000	3,758,470
Trimas Corp.(a)	133,500	2,938,335
		14,592,275
Professional Services—4.2%
Stantec, Inc.(c)	121,100	3,946,649
Semiconductors & Semiconductor Equipment—1.8%
Diodes, Inc.(a)	74,000	1,649,460
Software—3.2%
Monotype Imaging Holdings, Inc.(a)	210,000	$2,979,900
Specialty Retail—4.9%
Collective Brands, Inc.(a)	140,900	2,926,493
Foot Locker, Inc.	56,000	1,713,040
		4,639,533
Textiles, Apparel & Luxury Goods—3.9%
Maidenform Brands, Inc.(a)(b)	160,400	3,661,932
Total Common Stocks (Cost $66,694,990)		77,126,711
Short-Term Investments—19.1%
Money Market Fund—8.8%
AIM STIT-Treasury Portfolio, 0.02%(d)	8,248,585	8,248,585
U.S. Treasury Bills—5.3%	Principal Amount
0.077%, 06/28/2012(e)	$5,000,000	4,999,383
Repurchase Agreement—5.0%
Repurchase Agreement with U.S. Bank, N.A., 0. 01% dated 4/30/2012, due 5/01/2012, collateralized by: Freddie Mac 30 Year Variable (Pool #2727) valued at $2,444,982. Repurchase proceeds of $2,397,010. Freddie Mac 30 Year Variable (Pool #3448) valued at $1,422,053. Repurchase proceeds of $1,394,184. Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #729590) valued at $953,439. Repurchase proceeds of $934,807.	4,726,000	4,726,000
Total Short-Term Investments (Cost $17,973,968)		17,973,968
Total Investments (Cost $84,668,958)—101.2%		95,100,679
Liabilities in Excess of Other Assets—(1.2)%		(1,162,187)
Total Net Assets—100.0%		$93,938,492

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 8.
(c)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Canada 4.2%; Ireland 3.4%; Singapore 2.7%; Switzerland 1.5%.
(d)	Variable rate security. The rate shown is as of April 30, 2012.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	37

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

38	April 30, 2012

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

Semi-Annual Report	39

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2012 (Unaudited)

.

40	April 30, 2012

The Tocqueville Trust

Statements of Assets and Liabilities

April 30, 2012

(Unaudited)

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$397,866,763	$73,496,734	$222,663,477	$1,904,839,614	$1,292,655,353	$81,529,927
Affiliated issuers	—	46,970	—	261,482,369	165,677,630	13,570,752
Foreign currencies (2)	—	—	237,984	41,798	—	—
Cash	58	230,732	—	943,218	—	—
Receivable for investments sold	—	854,743	2,492,347	111	4,617,569	374,457
Receivable for fund shares sold	566,530	301,068	1,859,011	6,244,609	4,770,321	—
Dividends, interest and other receivables	429,630	12,774	1,498,192	375,391	584,096	24,633
Prepaid assets	23,238	10,386	39,549	66,237	56,455	12,940

Total Assets	398,886,219	74,953,407	228,790,560	2,173,993,347	1,468,361,424	95,512,709

Liabilities
Payable for investments purchased	845,808	791,343	3,619,986	—	8,003,219	1,281,112
Payable for loans outstanding	—	326,000	—	—	—	—
Depreciation on forward currency contracts	—	—	3,274	—	—	—
Payable for fund shares redeemed	984,757	94,176	305,632	3,900,910	1,771,350	174,097
Payable to Adviser	232,870	44,608	180,935	1,341,615	838,153	60,852
Payable to Administrator	62,883	10,979	32,618	349,641	233,549	15,097
Accrued distribution fee	80,879	14,870	45,236	445,079	294,501	19,016
Payable to Trustees	13,467	1,319	5,598	77,194	30,555	1,237
Payable to Chief Compliance Officer	1,072	33	498	8,156	1,683	123
Accrued expenses and other liabilities	128,699	17,006	70,764	659,633	344,785	22,683

Total Liabilities	2,350,435	1,300,334	4,264,541	6,782,228	11,517,795	1,574,217

Net Assets	$396,535,784	$73,653,073	$224,526,019	$2,167,211,119	$1,456,843,629	$93,938,492

Net assets consist of:
Paid in capital	$371,920,459	$65,681,899	$228,291,621	$1,598,591,291	$1,171,380,759	$80,929,737
Accumulated net investment income (loss)	1,254,768	(259,080)	462,294	(34,088,493)	(1,024,959)	(241,709)
Accumulated net realized gain (loss)	(30,087,855)	(3,949,805)	(10,394,124)	60,625,198	42,586,184	2,818,743
Net unrealized appreciation on:
Investments and foreign currency related items	53,448,412	12,180,059	6,166,228	542,083,123	243,901,645	10,431,721

Net assets	$396,535,784	$73,653,073	$224,526,019	$2,167,211,119	$1,456,843,629	$93,938,492

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	16,679,484	4,344,964	19,138,976	32,018,378	46,675,459	7,755,794
Net asset value, offering and redemption price per share	$23.77	$16.95	$11.73	$67.69	$31.21	$12.11

(1) Cost of investments
Unaffiliated issuers	$344,418,351	$61,327,113	$216,516,503	$1,379,201,054	$1,058,360,086	$71,299,492
Affiliated issuers	$—	$36,532	$—	$245,043,463	$156,071,252	$13,369,466
(2) Cost of foreign currencies	$—	$—	$238,003	$36,141	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	41

The Tocqueville Trust

Statements of Operations

For the Period Ended April 30, 2012

(Unaudited)

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	$5,137,353	$107,385	$3,005,161	$7,111,675	$6,853,797	$289,868
Affiliated issuers	—	135	—	1,105,764	214,500	35,070
Interest	162	10	822	4,846	23,603	1,489

	5,137,515	107,530	3,005,983	8,222,285	7,091,900	326,427

Expenses:
Investment Adviser’s fee (See Note 4)	1,482,436	211,251	1,028,605	8,950,180	4,736,333	331,498
Distribution fees (See Note 4)	494,146	70,417	257,151	3,012,049	1,654,317	103,593
Administration fee (See Note 4)	296,487	42,250	154,291	1,807,229	992,590	62,156
Transfer agent and shareholder services fees	120,555	6,406	35,726	646,308	347,524	21,092
Professional fees	31,297	5,946	14,354	158,855	78,563	7,111
Other expenses (See Note 11)	31,030	1,022	5,327	59,024	26,017	1,529
Printing and mailing expense	28,137	1,947	8,069	150,903	80,463	3,943
Trustee fees and expenses	23,788	2,724	10,375	134,828	67,690	3,980
Registration fees	18,671	12,907	19,556	95,120	49,243	17,410
Fund accounting fees	16,748	6,703	18,550	97,302	47,974	3,561
Custody fees	13,953	4,673	40,461	178,701	24,503	2,550
Insurance expense	4,550	364	1,644	21,658	11,642	916

Total expenses before waiver	2,561,798	366,610	1,594,109	15,312,157	8,116,859	559,339
Less: Fees waived (See Note 4)	(68,601)	—	—	—	—	—

Net expenses	2,493,197	366,610	1,594,109	15,312,157	8,116,859	559,339

Net Investment Income (Loss)	2,644,318	(259,080)	1,411,874	(7,089,872)	(1,024,959)	(232,912)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	1,662,110	1,229,286	(2,929,121)	60,816,311	47,589,388	3,057,951
Affiliated issuers	—	8,394	—	(38,202)	(4,617,236)	—
Forward currency contracts	—	—	375,361	—	—	—
Foreign currency translation	(148)	(1,470)	(157,228)	(152,331)	13,664	105

	1,661,962	1,236,210	(2,710,988)	60,625,778	42,985,816	3,058,056
Net change in unrealized appreciation (depreciation) on:
Investments	23,909,510	5,932,679	2,057,357	(479,246,650)	154,765,518	5,680,067
Forward currency contracts	—	—	(108,873)	—	—	—
Foreign currency translation	—	65	(3,368,541)	4,214,070	(50,040)	—

	23,909,510	5,932,744	(1,420,057)	(475,032,580)	154,715,478	5,680,067
Net gain (loss) on investments and foreign currency	25,571,472	7,168,954	(4,131,045)	(414,406,802)	197,701,294	8,738,123

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,215,790	$6,909,874	$(2,719,171)	$(421,496,674)	$196,676,335	$8,505,211

* Net of foreign taxes withheld	$60,370	$479	$365,274	$712,606	$—	$2,739

The Accompanying Notes are an Integral Part of these Financial Statements.

42	April 30, 2012

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Semi-Annual Report	43

The Tocqueville Trust

Statements of Changes in Net Assets

	Tocqueville Fund		Opportunity Fund
	For the Period Ended April 30, 2012	For the Year Ended October 31, 2011	For the Period Ended April 30, 2012	For the Year Ended October 31, 2011
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,644,318	$5,079,622	$(259,080)	$(424,842)
Net realized gain (loss) on investments and foreign currency	1,661,962	17,652,719	1,236,210	3,042,114
Net change in unrealized appreciation (depreciation)	23,909,510	207,732	5,932,744	1,600,782

Net increase (decrease) in net assets resulting from operations	28,215,790	22,940,073	6,909,874	4,218,054
Dividends and distributions to shareholders:
Net investment income	(5,526,502)	(7,457,179)	—	—
Net realized gains	—	—	—	—

Total dividends and distributions	(5,526,502)	(7,457,179)	—	—
Fund share transactions:
Shares sold	36,600,395	104,940,298	23,756,555	17,172,239
Shares issued to holders in reinvestment of dividends	4,694,230	6,567,494	—	—
Shares redeemed*	(158,989,469)	(125,118,930)	(3,976,192)	(7,290,932)

Net increase (decrease)	(117,694,844)	(13,611,138)	19,780,363	9,881,307

Net increase (decrease) in net assets	(95,005,556)	1,871,756	26,690,237	14,099,361
Net Assets:
Beginning of period	491,541,340	489,669,584	46,962,836	32,863,475

End of period**	$396,535,784	$491,541,340	$73,653,073	$46,962,836

* Net of redemption fees of:	$18,432	$54,120	$3,161	$2,364

** Including accumulated net investment income (loss) of:	$1,254,768	$4,136,952	$(259,080)	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

44	April 30, 2012

The Tocqueville Trust

Statements of Changes in Net Assets

International Value Fund		Gold Fund		Delafield Fund		Select Fund
For the Period Ended April 30, 2012	For the Year Ended October 31, 2011	For the Period Ended April 30, 2012	For the Year Ended October 31, 2011	For the Period Ended April 30, 2012	For the Year Ended October 31, 2011	For the Period Ended April 30, 2012	For the Year Ended October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,411,874	$1,851,852	$(7,089,872)	$(22,318,902)	$(1,024,959)	$(3,728,541)	$(232,912)	$(462,741)
(2,710,988)	4,385,228	60,625,778	41,808,457	42,985,816	22,888,560	3,058,056	764,193
(1,420,057)	(15,807,028)	(475,032,580)	(16,530,651)	154,715,478	(40,431,393)	5,680,067	(5,381,939)

(2,719,171)	(9,569,948)	(421,496,674)	2,958,904	196,676,335	(21,271,374)	8,505,211	(5,080,487)

(2,105,224)	(831,651)	—	—	—	—	—	—
—	—	(42,282,689)	(46,368,277)	(16,542,579)	—	(766,157)	(2,112,007)

(2,105,224)	(831,651)	(42,282,689)	(46,368,277)	(16,542,579)	—	(766,157)	(2,112,007)

52,261,521	107,151,161	371,032,548	1,494,120,323	207,538,275	714,889,299	23,911,487	60,470,466
1,547,905	615,614	39,153,702	42,874,881	15,316,165	—	675,794	2,067,329
(24,306,938)	(47,620,593)	(426,273,689)	(1,046,110,637)	(209,020,345)	(364,415,732)	(9,941,592)	(25,579,690)

29,502,488	60,146,182	(16,087,439)	490,884,567	13,834,095	350,473,567	14,645,689	36,958,105

24,678,093	49,744,583	(479,866,802)	447,475,194	193,967,851	329,202,193	22,384,743	29,765,611

199,847,926	150,103,343	2,647,077,921	2,199,602,727	1,262,875,778	933,673,585	71,553,749	41,788,138

$224,526,019	$199,847,926	$2,167,211,119	$2,647,077,921	$1,456,843,629	$1,262,875,778	$93,938,492	$71,553,749

$21,270	$153,900	$468,396	$3,132,177	$57,435	$277,875	$9,937	$48,586

$462,294	$1,155,644	$(34,088,493)	$(26,998,621)	$(1,024,959)	$—	$(241,709)	$(8,797)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	45

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund (the “Select Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

Effective October 12, 2010, the investment strategy of the Opportunity Fund was changed as described in the supplements dated August 12, 2010 to the Trust’s prospectus and statement of additional information. The Opportunity

46	April 30, 2012

Fund will invest primarily in stocks of small and mid capitalization companies, as measured at the time of initial purchase. The Fund seeks to invest in companies which management feels are market leaders in growth industries and have consistent growth in sales and earnings.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

b)  Repurchase agreements

The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Semi-Annual Report	47

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

c)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

d)  Fair valuation pricing inputs

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. All warrants held by the Funds for which there is no

48	April 30, 2012

quoted price are valued using the Black-Scholes model. Equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in generals (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occuring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of April 30, 2012, involving the Funds’ assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks*	$391,561,683	$—	$—	$391,561,683
Warrants*	—	80	—	80
Repurchase Agreement	—	6,305,000	—	6,305,000

Total Fund	$391,561,683	$6,305,080	$—	$397,866,763

Semi-Annual Report	49

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,609,881	$—	$—	$14,609,881
Consumer Staples	4,464,759	—	—	4,464,759
Energy	6,728,408	—	—	6,728,408
Financials	4,222,947	—	—	4,222,947
Health Care	11,517,119	—	—	11,517,119
Industrials	7,814,890	—	—	7,814,890
Information Technology	17,572,338	—	1,174,500	18,746,838
Materials	3,407,577	—	—	3,407,577
Telecommunication Services	131,110	—	—	131,110

Total Common Stocks	70,469,029	—	1,174,500	71,643,529
Closed-End Mutual Funds*	728,925	—	—	728,925
Exchange Traded Fund*	1,171,250	—	—	1,171,250

Total Fund	$72,369,204	$—	$1,174,500	$73,543,704

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$203,315,879	$—	$—	$203,315,879
Money Market Fund	8,282,598	—	—	8,282,598
Repurchase Agreement	—	11,065,000	—	11,065,000

Total Fund	$211,598,477	$11,065,000	$—	$222,663,477

Other Financial Instruments**
Total Forward Currency Contracts	—	$(3,274)	—	$(3,274)

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$1,734,008,785	$—	$5,530,946	$1,739,539,731
Other Precious Metals Related	86,336,512	—	38,301,255	124,637,767
Other	38,239,047	—	11,243,317	49,482,364

Total Common Stocks	1,858,584,344	—	55,075,518	1,913,659,862
Subscription Receipts*	—	—	3,037,253	3,037,253
Closed End Mutual Fund*	19,908,000	—	—	19,908,000
Private Fund*	—	—	22,955,765	22,955,765
Warrants*	—	2,359,759	—	2,359,759
Gold Bullion	—	163,364,774	—	163,364,774
U.S. Treasury Bills	—	29,994,570	—	29,994,570
Repurchase Agreement	—	11,042,000	—	11,042,000

Total Fund	$1,878,492,344	$206,761,103	$81,068,536	$2,166,321,983

50	April 30, 2012

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,199,482,881	$—	$—	$1,199,482,881
Real Estate Investment Trust (REIT)	5,823,000	—	—	5,823,000
U.S. Treasury Bills	—	99,982,652	—	99,982,652
Money Market Fund	79,617,450	—	—	79,617,450
Repurchase Agreement	—	73,427,000	—	73,427,000

Total Fund	$1,284,923,331	$173,409,652	$—	$1,458,332,983

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$77,126,711	$—	$—	$77,126,711
U.S. Treasury Bills	—	4,999,383	—	4,999,383
Money Market Fund	8,248,585	—	—	8,248,585
Repurchase Agreement	—	4,726,000	—	4,726,000

Total Fund	$85,375,296	$9,725,383	$—	$95,100,679

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$117,130,340	$10,220,428	$—	$—
Transfers Out of Level 1	—	—	—	—	—	—

Net Transfers Into/(Out of ) Level 1	—	—	117,130,340	10,220,428	—	—

Transfers Into Level 2	—	—	—	—	—	—
Transfers Out of Level 2	—	—	(117,130,340)	(10,220,428)	—	—

Net Transfers Into/(Out of ) Level 2	$—	$—	$(117,130,340)	$(10,220,428)	$—	$—

The movement from Level 2 to Level 1 in the International Value Fund was due to non-North American traded securities being fair valued on October 31, 2011 and not on April 30, 2012. The movement from Level 2 to Level 1 in the Gold Fund was due to the release of restrictions on securities.

Transfers between levels are recognized at the end of the reporting period.

Semi-Annual Report	51

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2011	$—	$810,000	$—	$59,870,579	$—	$—
Purchases	—	—	—	27,998,551	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	364,500	—	(6,800,594)	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—

Ending Balance—April 30, 2012	$—	$1,174,500	$—	$81,068,536	$—	$—

e)  Derivative instruments and hedging activities

The Funds’ Adviser may use derivative instruments, such as purchased options, written options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operatioins and financial position.

In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

The Tocqueville International Value Fund

Balance Sheet—Values of Derivative Instruments as of April 30, 2012.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Forward currency contracts	Appreciation on forward currency contracts	$—		$3,274

Total		$—		$3,274

52	April 30, 2012

The Effect of Derivative Instruments on the Statement of Operations for the six months ended April 30, 2012.

	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Depreciation on Forward Currency Contracts
Forward currency contracts	$375,361	$(108,873)

Total	$375,361	$(108,873)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered.

The average monthly notional amount of forward currency contracts during the six months ended April 30, 2012 was as follows:

International Value Fund
Long Positions	$1,837,200
Forward currency contracts
Short Positions	$13,209,565
Forward currency contracts

f)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. All of the Funds are engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

Semi-Annual Report	53

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

g)  Written option accounting

The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

h)  Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

i)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2011, or for any other tax years which are open for exam. As of October 31, 2011, open tax years include the tax years ended October 31, 2008 through 2011. The Trust is

54	April 30, 2012

also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2011, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$194,749	$(194,749)	$—
Opportunity Fund	429,255	(68,658)	(360,597)
International Value Fund	(582,065)	582,065	—
Gold Fund	(473,651)	468,798	4,853
Delafield Fund	3,728,541	—	(3,728,541)
Select Fund	462,741	1	(462,742)

The permanent differences primarily relate to net operating losses and foreign currency reclasses.

As of October 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$458,734,358	$40,738,754	$191,744,902	$1,658,428,518	$1,151,191,764	$66,954,312

Unrealized appreciation	74,992,389	8,282,070	24,448,810	1,126,526,760	164,370,470	9,554,381
Unrealized depreciation	(45,560,895)	(2,037,211)	(17,405,997)	(136,422,418)	(75,578,854)	(5,040,056)

Net unrealized appreciation	29,431,494	6,244,859	7,042,813	990,104,342	88,791,616	4,514,325

Undistributed operating income	4,136,952	—	1,261,244	15,486,206	—	—
Undistributed long-term gains	—	—	—	26,795,902	16,537,498	764,173

Distributable earnings	4,136,952	—	1,261,244	42,282,108	16,537,498	764,173

Other accumulated gain/(loss)	(31,642,409)	(5,183,559)	(7,245,264)	12,741	—	(8,797)

Total accumulated gain/(loss)	$1,926,037	$1,061,300	$1,058,793	$1,032,399,191	$105,329,114	$5,269,701

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

Semi-Annual Report	55

The tax character of distributions paid during the periods ended October 31, 2011 and 2010 was as follows:

	October 31, 2011
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$7,457,179	$—	$—	$7,457,179
Opportunity Fund	—	—	—	—
International Value Fund	831,651	—	—	831,651
Gold Fund	—	46,368,277	—	46,368,277
Delafield Fund	—	—	—	—
Select Fund	282,014	1,829,993	—	2,112,007

	October 31, 2010
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Tocqueville Fund	$4,954,961	$—	$—	$4,954,961
Opportunity Fund	—	—	—	—
International Value Fund	1,534,647	—	—	1,534,647
Gold Fund	—	1,803,165	—	1,803,165
Delafield Fund	—	—	719,160	719,160
Select Fund	27,613	—	—	27,613

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2011 and 2010.

At October 31, 2011, certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Tocqueville Fund	Opportunity Fund	International Value Fund
Capital losses expiring on:
10/31/2017	$31,642,409	$5,183,559	$7,254,600

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average

56	April 30, 2012

daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective October 31, 2011, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until March 1, 2013. For the six months ended April 30, 2012, the Adviser waived $68,601 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2012, the Adviser has made payments of $47,726, $6,806, $24,831, $290,849, $159,790, and $10,006 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the six months ended April 30, 2012, were $94,899, $19,891, $31,029, $1,533, $58,170, and $18,627 respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six-Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011
The Tocqueville Fund	Shares	Shares
Shares sold	1,574,597	4,607,900
Shares issued to holders in reinvestment of dividends	210,977	295,833
Shares redeemed	(7,220,020)	(5,531,619)

Net decrease	(5,434,446)	(627,886)

Semi-Annual Report	57

	For the Six-Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011
The Tocqueville Opportunity Fund	Shares	Shares
Shares sold	1,459,311	1,140,439
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(254,211)	(489,872)

Net increase	1,205,100	650,567

The Tocqueville International Value Fund
Shares sold	4,467,181	8,270,352
Shares issued to holders in reinvestment of dividends	139,955	49,328
Shares redeemed	(2,121,970)	(4,051,383)

Net increase	2,485,166	4,268,297

The Tocqueville Gold Fund
Shares sold	4,931,251	17,575,521
Shares issued to holders in reinvestment of dividends	539,233	498,255
Shares redeemed	(5,745,351)	(12,604,092)

Net increase (decrease)	(274,867)	5,469,684

The Delafield Fund
Shares sold	6,987,187	24,411,778
Shares issued to holders in reinvestment of dividends	562,887	—
Shares redeemed	(7,280,542)	(13,045,815)

Net increase	269,532	11,365,963

The Tocqueville Select Fund
Shares sold	2,097,195	4,890,152
Shares issued to holders in reinvestment of dividends	62,056	166,855
Shares redeemed	(874,797)	(2,206,460)

Net increase	1,284,454	2,850,547

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2012. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

58	April 30, 2012

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2012 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases (Non-U.S. Government Securities):	$27,722,529	$36,110,856	$55,382,555	$145,894,205	$294,199,425	$15,117,934

Sales (Non-U.S. Government Securities):	$149,833,499	$16,515,613	$38,484,895	$87,955,482	$365,965,273	$9,532,467

8.    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2011 through April 30, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Issuer Name	Share Balance At Nov. 1, 2011	Additions	Reductions	Share Balance At April 30, 2012	Dividend Income	Realized Gain/(Loss)	Value At April 30, 2012	Cost At April 30, 2012
The Tocqueville Opportunity Fund
Minerals Technologies, Inc.	2,000	—	(1,300)	700	$135	$8,394	$46,970	$36,532

					$135	$8,394	$46,970	$36,532

The Tocqueville Gold Fund
Atac Resources Ltd.	10,261,700	—	—	10,261,700	$—	$—	$28,359,003	$37,121,703
Blue Gold Mining, Inc.	4,000,000	—	—	4,000,000	—	—	2,024,599	3,845,969
Blue Gold Mining, Inc. Warrants	2,000,000	—	—	2,000,000	—	—	7,693	—
Corvus Gold, Inc.	2,079,901	—	—	2,079,901	—	—	1,642,276	1,617,492
East Asia Minerals Corp.	4,044,400	6,500,000	—	10,544,400	—	—	3,255,598	21,793,116
East Asia Minerals Corp. Warrants	—	6,500,000	—	6,500,000	—	—	533,370	—
Eidesis Special Opportunities II LP	—	25,000	—	25,000	—	—	22,955,765	25,000,000
Gold Bullion International LLC	5,000,000	—	—	5,000,000	—	—	5,836,800	5,000,000
Gold Resource Corp.	3,642,297	79,700	—	3,721,997	1,105,764	—	100,940,559	37,509,999
International Tower Hill Mines Ltd.	2,493,136	2,745,700	—	5,238,836	—	—	20,117,130	19,598,960
International Tower Hill Mines Ltd.	5,666,667	—	—	5,666,667	—	—	21,511,364	33,656,021
Regulus Resources, Inc.	—	2,609,000	—	2,609,000	—	—	3,037,253	2,998,551
Rockhaven Resources Ltd.	5,000,000	—	—	5,000,000	—	—	1,746,216	6,265,337
Scorpio Mining Corp.	522,400	—	—	522,400	—	—	555,266	984,285

Semi-Annual Report	59

Issuer Name	Share Balance At Nov. 1, 2011	Additions	Reductions	Share Balance At April 30, 2012	Dividend Income	Realized Gain/(Loss)	Value At April 30, 2012	Cost At April 30, 2012
Scorpio Mining Corp.	25,668,419	—	—	25,668,419	$—	$—	$25,668,419	$23,975,473
Silver Range Resources Ltd.	3,450,000	—	—	3,450,000	—	—	2,532,014	—
Silver Range Resources Ltd. Warrants	1,725,000	—	—	1,725,000	—	—	506,403	—
Strategic Metals Ltd.	10,350,000	576,900	—	10,926,900	—	—	12,056,811	15,810,172
Trevali Mining Corp.	8,000,000	—	(1,625,000)	6,375,000	—	(38,202)	8,195,830	9,866,385

					$1,105,764	$(38,202)	$261,482,369	$245,043,463

The Delafield Fund
Albany International Corp. (a)	725,000	—	(75,000)	650,000	$175,500	$(280,846)	$15,665,000	$9,219,690
Checkpoint Systems, Inc.	2,150,000	350,000	—	2,500,000	—	—	27,400,000	40,386,380
Federal Signal Corp.	1,900,000	550,000	—	2,450,000	—	—	12,642,000	14,411,252
Ferro Corp.	2,400,000	100,000	(500,000)	2,000,000	—	(4,057,377)	10,380,000	12,257,066
LTX-Credence Corp.	2,000,000	148,200	—	2,148,200	—	—	14,822,580	15,451,056
Maidenform Brands, Inc.	—	775,000	—	775,000	—	—	17,693,250	14,143,044
Minerals Technologies, Inc.	420,000	—	(60,000)	360,000	39,000	(279,013)	24,156,000	19,076,188
TrueBlue, Inc.	1,475,000	25,000	—	1,500,000	—	—	25,890,000	20,240,042
Universal Stainless & Alloy	234,000	133,000	—	367,000	—	—	17,028,800	10,886,534

					$214,500	$(4,617,236)	$165,677,630	$156,071,252

The Tocqueville Select Fund
Albany International Corp. (a)	119,500	—	—	119,500	$31,070	$—	$2,879,950	$1,901,613
Checkpoint Systems, Inc.	173,000	79,000	—	252,000	—	—	2,761,920	3,765,320
Ferro Corp.	—	305,000	—	305,000	—	—	1,582,950	1,986,163
Maidenform Brands, Inc.	100,400	60,000	—	160,400	—	—	3,661,932	3,362,678
Minerals Technologies, Inc.	40,000	—	—	40,000	4,000	—	2,684,000	2,353,692

					$35,070	$—	$13,570,752	$13,369,466

(a)	Security is no longer an affiliated company at April 30, 2012.

9.    LINE OF CREDIT

The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund each have a revolving secured credit facility with U.S. Bank, the Trust’s custodian, in the amounts of $40,000,000,

60	April 30, 2012

$3,000,000, $10,000,000, $130,000,000, $40,000,000 and $9,500,000, respectively, for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Each Fund’s line of credit is secured by the respective fund’s assets. The lines of credit have a one-year term and are reviewed annually by the Board of Trustees. The current agreements run through May 31, 2012 and have been subsequently been renewed in the amounts of $40,000,000, $5,000,000, $15,000,000, $130,000,000, $50,000,000, and $9,500,000, respectively, through May 31, 2013. The interest rate as of April 30, 2012 was 2.75%. During the six months ended April 30, 2012, the Tocqueville Fund’s maximum borrowing was $40,000,000 and average borrowing was $1,209,188, the Opportunity Fund’s maximum borrowing was $326,200 and average borrowing was $17,484, and the Gold Fund’s maximum borrowing was $9,453,000 and average borrowing was $400,652. This borrowing resulted in interest expenses of $22,470, $33, and $3,414, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, the Delafield Fund, and the Select Fund did not use their lines of credit. The Opportunity Fund had an outstanding loan balance in the amount of $326,000 as of April 30, 2012.

10.    NEW TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. The provisions related to the RIC Modernization Act for qualification testing are effective for the October 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is October 31, 2012 taxable year.

11.    OTHER EXPENSES

Other expenses includes Chief Compliance Officer compensation. For the six months ended April 30, 2012, compensation to the Trust’s Chief Compliance Officer from the Funds amounted to $6,164, $728, $3,082, $38,862, $18,560, and $1,171 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively.

Semi-Annual Report	61

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (75) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998.

Charles W. Caulkins (55) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Partner, Chora Capital, LLC from June 2010 to November 2011; Director of Marketing, L.R. Global Partners from January 2008 to May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Stepping Stones from January 2012-present; Director, Phoenix House from January 2001 to 2007.

James W. Gerard (51) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present.	6	Director, American Overseas Memorial Day Association, 1988 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present; Director, American Friends of Blerancourt, 1992-present.

62	April 30, 2012

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (69) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys-at-law) 1990-present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (64) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Alexander Douglas (64) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (68) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

Semi-Annual Report	63

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (62) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (36) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (69) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (63) 40 W. 57th St., 19th Floor New York, NY 10019	Anti- Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

64	April 30, 2012

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (65) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

Semi-Annual Report	65

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	97.99%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2011 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	2.35%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	96.61%

For the period ended October 31, 2011, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	1.42%
Opportunity Fund	0.00%
International Value Fund	0.86%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.27%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	100.00%

66	April 30, 2012

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2011, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	$0.01374	$0.00024
Belgium	0.03435	0.00515
Brazil	0.00601	0.00081
Canada	0.00036	0.00005
Curacao	0.00171	0.00000
Finland	0.00000	0.00000
France	0.06775	0.00773
Germany	0.01178	0.00177
Greece	0.00070	0.00015
Hong Kong	0.02227	0.00000
Indonesia	0.00000	0.00000
Ireland	0.00862	0.00114
Italy	0.01246	0.00187
Japan	0.04606	0.00322
Jersey	0.00455	0.00000
Mexico	0.00358	0.00000
Netherlands	0.01322	0.00198
Netherlands Antilles	0.00000	0.00000
Singapore	0.00000	0.00000
South Africa	0.00059	0.00000
Spain	0.02662	0.00377
Switzerland	0.00848	0.00127
Thailand	0.00000	0.00000

	$0.28285	$0.02915

Semi-Annual Report	67

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQRPSEMI    12

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date	July 3, 2012

By (Signature and Title)*	/s/ John Cassidy
John Cassidy, Treasurer

Date	July 3, 2012

*	Print the name and title of each signing officer under his or her signature.